==============================================================================


                          POOLING AND SERVICING AGREEMENT


                                       AMONG


                           DEALER AUTO RECEIVABLES CORP.
                                    as Depositor


                             PREMIER AUTO FINANCE, INC.
                                    as Servicer


                                        and


                            [______________________],
             not in its individual capacity but solely as Trustee of


                  DEALER AUTO RECEIVABLES GRANTOR TRUST 2000-1


                         Dated as of _____________, 2000


==============================================================================

                                 TABLE OF CONTENTS

                                                                           PAGE
ARTICLE ONE  DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . 1
   SECTION 1.01.  GENERAL . . . . . . . . . . . . . . . . . . . . . . . . . . 1
   SECTION 1.02.  SPECIFIC TERMS. . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE TWO  TRANSFER OF CONTRACTS. . . . . . . . . . . . . . . . . . . . . .14
   SECTION 2.01.  CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . .14
   SECTION 2.02.  CONDITIONS TO THE CLOSING . . . . . . . . . . . . . . . . .14
   SECTION 2.03.  ACCEPTANCE BY TRUSTEE . . . . . . . . . . . . . . . . . . .16
   SECTION 2.04.  TAX TREATMENT . . . . . . . . . . . . . . . . . . . . . . .16

ARTICLE THREE  REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . .16
   SECTION 3.01.  REPRESENTATIONS AND WARRANTIES REGARDING THE DEPOSITOR. . .16
   SECTION 3.02.  REPRESENTATIONS AND WARRANTIES REGARDING THE SERVICER . . .18

ARTICLE FOUR  PERFECTION OF TRANSFER AND PROTECTION OF SECURITY
INTERESTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19
   SECTION 4.01.  CUSTODY OF CONTRACTS. . . . . . . . . . . . . . . . . . . .19
   SECTION 4.02.  FILING. . . . . . . . . . . . . . . . . . . . . . . . . . .21
   SECTION 4.03.  NAME CHANGE OR RELOCATION . . . . . . . . . . . . . . . . .21
   SECTION 4.04.  CHIEF EXECUTIVE OFFICE. . . . . . . . . . . . . . . . . . .22
   SECTION 4.05.  COSTS AND EXPENSES. . . . . . . . . . . . . . . . . . . . .22

ARTICLE FIVE  SERVICING OF CONTRACTS. . . . . . . . . . . . . . . . . . . . .22
   SECTION 5.01.  RESPONSIBILITY FOR CONTRACT ADMINISTRATION. . . . . . . . .22
   SECTION 5.02.  STANDARD OF CARE. . . . . . . . . . . . . . . . . . . . . .22
   SECTION 5.03.  RECORDS . . . . . . . . . . . . . . . . . . . . . . . . . .23
   SECTION 5.04.  INSPECTION. . . . . . . . . . . . . . . . . . . . . . . . .23
   SECTION 5.05.  TRUST ACCOUNTS. . . . . . . . . . . . . . . . . . . . . . .23
   SECTION 5.06.  ENFORCEMENT . . . . . . . . . . . . . . . . . . . . . . . .25
   SECTION 5.07.  TRUSTEE TO COOPERATE. . . . . . . . . . . . . . . . . . . .27
   SECTION 5.08.  COSTS AND EXPENSES. . . . . . . . . . . . . . . . . . . . .27
   SECTION 5.09.  MAINTENANCE OF SECURITY INTERESTS IN FINANCED VEHICLES. . .27
   SECTION 5.10.  MAINTENANCE OF INSURANCE. . . . . . . . . . . . . . . . . .27

ARTICLE SIX  THE DEPOSITOR. . . . . . . . . . . . . . . . . . . . . . . . . .28
   SECTION 6.01.  COVENANTS OF THE DEPOSITOR. . . . . . . . . . . . . . . . .28
   SECTION 6.02.  LIABILITY OF DEPOSITOR; INDEMNITIES . . . . . . . . . . . .29
   SECTION 6.03.  MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE
                  OBLIGATIONS OF, DEPOSITOR; CERTAIN LIMITATIONS. . . . . . .29
   SECTION 6.04.  LIMITATION ON LIABILITY OF DEPOSITOR AND OTHERS . . . . . .30
   SECTION 6.05.  DEPOSITOR NOT TO RESIGN . . . . . . . . . . . . . . . . . .30
   SECTION 6.06.  DEPOSITOR MAY OWN CERTIFICATES. . . . . . . . . . . . . . .30

ARTICLE SEVEN  REPORTS. . . . . . . . . . . . . . . . . . . . . . . . . . . .31
   SECTION 7.01.  MONTHLY REPORTS . . . . . . . . . . . . . . . . . . . . . .31
   SECTION 7.02.  OFFICER'S CERTIFICATE . . . . . . . . . . . . . . . . . . .31
   SECTION 7.03.  OTHER DATA. . . . . . . . . . . . . . . . . . . . . . . . .31
   SECTION 7.04.  ANNUAL REPORT OF ACCOUNTANTS. . . . . . . . . . . . . . . .31
   SECTION 7.05.  ANNUAL STATEMENT OF COMPLIANCE FROM SERVICER. . . . . . . .32
   SECTION 7.06.  MONTHLY STATEMENTS TO CERTIFICATEHOLDERS. . . . . . . . . .32


                                      - i -

ARTICLE EIGHT  SERVICER DEFAULT; SERVICE TRANSFER . . . . . . . . . . . . . .33
   SECTION 8.01.  SERVICER DEFAULT. . . . . . . . . . . . . . . . . . . . . .33
   SECTION 8.02.  WAIVER OF SERVICER DEFAULT. . . . . . . . . . . . . . . . .34
   SECTION 8.03.  SERVICE TRANSFER. . . . . . . . . . . . . . . . . . . . . .34
   SECTION 8.04.  SUCCESSOR SERVICER TO ACT; APPOINTMENT OF SUCCESSOR
                  SERVICER. . . . . . . . . . . . . . . . . . . . . . . . . .35
   SECTION 8.05.  NOTIFICATION TO CERTIFICATEHOLDERS. . . . . . . . . . . . .36
   SECTION 8.06.  EFFECT OF TRANSFER. . . . . . . . . . . . . . . . . . . . .36
   SECTION 8.07.  DATABASE FILE . . . . . . . . . . . . . . . . . . . . . . .36
   SECTION 8.08.  SUCCESSOR SERVICER INDEMNIFICATION. . . . . . . . . . . . .36
   SECTION 8.09.  RESPONSIBILITIES OF THE SUCCESSOR SERVICER. . . . . . . . .36
   SECTION 8.10.  LIMITATION OF LIABILITY OF SERVICER.. . . . . . . . . . . .37
   SECTION 8.11.  MERGER OR CONSOLIDATION OF SERVICER . . . . . . . . . . . .37
   SECTION 8.12.  SERVICER NOT TO RESIGN. . . . . . . . . . . . . . . . . . .38
   SECTION 8.13.  APPOINTMENT OF SUBSERVICER. . . . . . . . . . . . . . . . .38

ARTICLE NINE  DISTRIBUTIONS, RESERVE FUND AND . . . . . . . . . . . . . . . .38

YIELD SUPPLEMENT  ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . . . .38
   SECTION 9.01.  Monthly Distributions . . . . . . . . . . . . . . . . . . .38
   SECTION 9.02.  FEES. . . . . . . . . . . . . . . . . . . . . . . . . . . .39
   SECTION 9.03.  ADVANCES. . . . . . . . . . . . . . . . . . . . . . . . . .39
   SECTION 9.04.  DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . .39
   SECTION 9.05.  WITHDRAWAL FROM RESERVE FUND TO COVER A SHORTFALL . . . . .40
   SECTION 9.06.  REPURCHASES OF CONTRACTS FOR BREACH OF REPRESENTATIONS AND
                  WARRANTIES. . . . . . . . . . . . . . . . . . . . . . . . .41
   SECTION 9.07.  SELLER'S REPURCHASE OPTION. . . . . . . . . . . . . . . . .41
   SECTION 9.08.  REASSIGNMENT OF REPURCHASED CONTRACTS . . . . . . . . . . .41
   SECTION 9.09.  YIELD SUPPLEMENT ACCOUNT. . . . . . . . . . . . . . . . . .42

ARTICLE TEN  THE CERTIFICATES . . . . . . . . . . . . . . . . . . . . . . . .42
   SECTION 10.01.  THE CERTIFICATES . . . . . . . . . . . . . . . . . . . . .42
   SECTION 10.02.  EXECUTION, AUTHENTICATION AND DELIVER OF CERTIFICATES. . .42
   SECTION 10.03.  REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES. . .42
   SECTION 10.04.  NO CHARGE; DISPOSITION OF VOID CERTIFICATES. . . . . . . .43
   SECTION 10.05.  MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATEs. . . . .43
   SECTION 10.06.  PERSONS DEEMED OWNERS. . . . . . . . . . . . . . . . . . .43
   SECTION 10.07.  ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES
                   AND ADDRESSES. . . . . . . . . . . . . . . . . . . . . . .43
   SECTION 10.08.  AUTHENTICATING AGENTS. . . . . . . . . . . . . . . . . . .44
   SECTION 10.09.  BOOK-ENTRY CERTIFICATES. . . . . . . . . . . . . . . . . .44
   SECTION 10.10.  NOTICES TO CLEARING AGENCY . . . . . . . . . . . . . . . .45
   SECTION 10.11.  DEFINITIVE CERTIFICATES. . . . . . . . . . . . . . . . . .45

ARTICLE ELEVEN  INDEMNITIES . . . . . . . . . . . . . . . . . . . . . . . . .46
   SECTION 11.01.  SERVICER INDEMNIFICATION . . . . . . . . . . . . . . . . .46
   SECTION 11.02.  LIABILITIES TO OBLIGORS. . . . . . . . . . . . . . . . . .46
   SECTION 11.03.  TAX INDEMNIFICATION. . . . . . . . . . . . . . . . . . . .46
   SECTION 11.04.  SERVICER'S INDEMNITIES . . . . . . . . . . . . . . . . . .46
   SECTION 11.05.  OPERATION OF INDEMNITIES . . . . . . . . . . . . . . . . .47

ARTICLE TWELVE  THE TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . . .47
   SECTION 12.01.  DUTIES OF TRUSTEE. . . . . . . . . . . . . . . . . . . . .47
   SECTION 12.02.  CERTAIN MATTERS AFFECTING THE TRUSTEE. . . . . . . . . . .49
   SECTION 12.03.  TRUSTEE NOT LIABLE FOR CERTIFICATES OR CONTRACTS . . . . .50
   SECTION 12.04.  TRUSTEE MAY OWN CERTIFICATES . . . . . . . . . . . . . . .50
   SECTION 12.05.  LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS . . . . . . . .50

                                     - ii -


   SECTION 12.06.  THE SERVICER TO PAY TRUSTEE'S EXPENSES . . . . . . . . . .51
   SECTION 12.07.  ELIGIBILITY REQUIREMENTS FOR TRUSTEE . . . . . . . . . . .51
   SECTION 12.08.  RESIGNATION OR REMOVAL OF TRUSTEE. . . . . . . . . . . . .51
   SECTION 12.09.  SUCCESSOR TRUSTEE. . . . . . . . . . . . . . . . . . . . .52
   SECTION 12.10.  MERGER OR CONSOLIDATION OF TRUSTEE . . . . . . . . . . . .52
   SECTION 12.11.  TAX RETURNS. . . . . . . . . . . . . . . . . . . . . . . .53
   SECTION 12.12.  OBLIGOR CLAIMS . . . . . . . . . . . . . . . . . . . . . .53
   SECTION 12.13.  APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. . . . . . .53
   SECTION 12.14.  REPRESENTATIONS AND WARRANTIES OF TRUSTEE. . . . . . . . .54
   SECTION 12.15.  PROTECTION OF TITLE. . . . . . . . . . . . . . . . . . . .56

ARTICLE THIRTEEN  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . .57
   SECTION 13.01.  SERVICER NOT TO RESIGN . . . . . . . . . . . . . . . . . .57
   SECTION 13.02.  PROHIBITED TRANSACTIONS WITH RESPECT TO THE ISSUER . . . .57
   SECTION 13.03.  MAINTENANCE OF OFFICE OR AGENCY. . . . . . . . . . . . . .58
   SECTION 13.04.  TERMINATION. . . . . . . . . . . . . . . . . . . . . . . .58
   SECTION 13.05.  ACTS OF CERTIFICATEHOLDERS . . . . . . . . . . . . . . . .58
   SECTION 13.06.  CALCULATIONS . . . . . . . . . . . . . . . . . . . . . . .59
   SECTION 13.07.  AMENDMENT. . . . . . . . . . . . . . . . . . . . . . . . .59
   SECTION 13.08.  NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . .60
   SECTION 13.09.  MERGER AND INTEGRATION . . . . . . . . . . . . . . . . . .61
   SECTION 13.10.  HEADINGS . . . . . . . . . . . . . . . . . . . . . . . . .61
   SECTION 13.11.  GOVERNING LAW. . . . . . . . . . . . . . . . . . . . . . .61
   SECTION 13.12.  NO INSOLVENCY PETITION . . . . . . . . . . . . . . . . . .61
   SECTION 13.13.  THIRD PARTY BENEFICIARY. . . . . . . . . . . . . . . . . .61
   SECTION 13.14.  NO ADDITIONAL SECURITIES . . . . . . . . . . . . . . . . .61
   SECTION 13.15.  NO ADDITIONAL INDEBTEDNESS BY THE DEPOSITOR. . . . . . . .61
   SECTION 13.16.  CERTIFICATES NONASSESSABLE AND FULLY PAID. . . . . . . . .62

                                    EXHIBITS


Exhibit A-l    Form of Certificate for Dealer Auto Receivables Grantor Trust
               2000-1 Class A Certificates
Exhibit A-2    Form of Certificate for Dealer Auto Receivables Grantor Trust
               2000-1 Class B Certificates
Exhibit B      Form of Assignment
Exhibit C-1    Form of Closing Certificate of Depositor
Exhibit C-2    Form of Closing Certificate of Servicer/Seller
Exhibit D-1    Form of Opinion of Counsel for Depositor regarding general corporate matters (including perfection opinion)
Exhibit D-2    Form of Opinion of Counsel for Depositor regarding the "true sale" nature of the transaction
Exhibit D-3    Form of Opinion of Counsel for Depositor regarding
               non-consolidation
Exhibit E      Form of Reserve Account Agreement
Exhibit F      Form of Certificate of Servicing Officer
Exhibit G      Form of Certificate Regarding Repurchased Contracts
Exhibit H      List of Contracts
Exhibit I      Form of Monthly Report to Certificateholders
Exhibit J      Seller's Representations and Warranties
Exhibit K      Form of Yield Supplement Agreement
Exhibit L      Lockbox Bank and Lockbox Account

     POOLING AND SERVICING AGREEMENT, dated as of __________, 2000, among Dealer Auto Receivables Corp., a Delaware corporation (the "DEPOSITOR"), Premier Auto Finance, Inc. a Delaware corporation, as Servicer (in such capacity, the "SERVICER"), and [___________________________________] not in its individual capacity but solely as Trustee (in such capacity, the "TRUSTEE") of Dealer Auto Receivables Grantor Trust 2000-1 (the "ISSUER").

     WHEREAS the Depositor is willing to sell, transfer and assign a pool of installment sale contracts relating to new or used automobiles and light-duty trucks (collectively, the "CONTRACTS") originated or purchased by Premier Auto Finance, L.P. and subsequently sold by Premier Auto Finance, L.P. to the Depositor;

     WHEREAS, the Servicer is willing to service the contracts pursuant to the terms hereof;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE ONE

                                    DEFINITIONS

     SECTION 1.01. GENERAL. For the purpose of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the terms defined in this Article include the plural as well as the singular, the words "HEREIN," "HEREOF" and "HEREUNDER" and other words of similar import refer to this Agreement as a whole and not to any particular article, section or other subdivision, and Section references refer to Sections of this Agreement.

     SECTION 1.02.  SPECIFIC TERMS.

      "ADVANCE" means, with respect to any Distribution Date, the amounts, if any, deposited by the Servicer in the Collection Account for such Distribution Date pursuant to SECTION 9.03.

     "AFFILIATE" of any specified Person means any other Person controlling or controlled by, or under common control with, such specified Person. For the purposes of this definition, "CONTROL" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" or "CONTROLLED" have meanings correlative to the foregoing.

     "AGREEMENT" means this Pooling and Servicing Agreement, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

     "APPLICANTS" has the meaning assigned in SECTION 10.07.

     "AUTHENTICATING AGENT" means any authenticating agent appointed pursuant to
SECTION 10.08.

     "AVAILABLE AMOUNTS" means, with respect to any Distribution Date, the sum of the Available Interest and the Available Principal for such Distribution Date.

     "AVAILABLE INTEREST" means, with respect to any Distribution Date, the total (without duplication) of the following amounts received by the Servicer on or in respect of the Contracts during the related Due Period: (i) all payments received in respect of such Contract allocated to the payment of interest, including the interest component of all Net Liquidation Proceeds, (ii) the interest component of the aggregate of the Repurchase Prices for Contracts repurchased by the Depositor pursuant to SECTION 9.06 as of the last day of the related Due Period, (iii) the interest component of the aggregate of the Repurchase Prices for Contracts purchased by the Servicer pursuant to SECTION 5.06(f) as of the last day of the related Due Period, (iv) all Advances made by the Servicer pursuant to SECTION 9.03 in respect of delinquent interest payment on the related Determination Date, (v) the interest component of the amount paid by the Seller in connection with an optional repurchase of the Contracts pursuant to SECTION 9.07, (vii) all amounts received in respect of interest, dividends, gains, income and earnings on investment of funds in the Trust Accounts as contemplated in the last sentence of SECTION 5.05(d) and (vii) the Yield Supplement Deposit received by the Trustee.

     "AVAILABLE PRINCIPAL" means, with respect to any Distribution Date, the total (without duplication) of the following amounts received by the Servicer on or in respect of the Contracts during the related Due Period: (i) all payments received in respect of such Contract allocated to the payment of principal, including the principal component of all Net Liquidation Proceeds, (ii) the principal component of the aggregate of the Repurchase Prices for Contracts repurchased by the Depositor pursuant to SECTION 9.06 as of the last day of the related Due Period, (iii) the principal component of the aggregate of the Repurchase Prices for Contracts purchased by the Servicer pursuant to SECTION 5.06(f) as of the last day of the related Due Period and (iv) the principal component of the amount paid by the Seller in connection with an optional repurchase of the Contracts pursuant to SECTION 9.07.

     "BUSINESS DAY" means any day other than (a) a Saturday or a Sunday, or (b) another day on which banking institutions in the city of Chicago, Illinois, Wilmington, Delaware or New York, New York are authorized or obligated by law, executive order, or governmental decree to be closed.

     "CERTIFICATEHOLDER" or "HOLDER" means the person in whose name either a Class A Certificate or a Class B Certificate is registered on the Certificate Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of the Depositor or any Affiliate of the Depositor shall be deemed not to be outstanding and the Fractional Interest evidenced thereby shall not be taken into account in determining whether the requisite Fractional Interest necessary to effect any such consent, request, waiver or demand has been obtained; provided, however, that in determining whether the Trustee shall be protected in relying upon any such consent, waiver, request or demand only Certificates which the Trustee knows to be so owned shall be so disregarded.

     "CERTIFICATE REGISTER" means the register maintained pursuant to SECTION 10.03(a).

     "CERTIFICATE REGISTRAR" or "REGISTRAR" means the registrar appointed pursuant to SECTION 10.03.

     "CERTIFICATES" means the Class A Certificates and the Class B Certificates.

     "CLASS" means all Certificates whose form is identical except for variation in denomination, principal amount or Holder.

     "CLASS A CERTIFICATE" means a Certificate evidencing a Fractional Interest executed and authenticated by the Trustee substantially in the form of EXHIBIT A-1.

     "CLASS A CERTIFICATE BALANCE" shall initially equal the Class A Initial Certificate Balance and, on any date thereafter, shall equal the Class A Certificate Balance, reduced by all amounts previously distributed to Class A Certificateholders and allocable to principal.

     "CLASS A CERTIFICATE FACTOR" means, at any time, the percentage (carried out to seven decimal places) derived from a fraction, the numerator of which is the Class A Certificate Balance at such time and the denominator of which is the Class A Initial Certificate Balance.

     "CLASS A DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Class A Principal Distributable Amount and the Class A Interest Distributable Amount.

     "CLASS A INITIAL CERTIFICATE BALANCE" means $__________, which is equal to the aggregate Principal Balance of the Contracts as of the Cutoff Date multiplied by the Class A Percentage, and with respect to a particular Certificate means the amount set forth on the face thereof.

     "CLASS A INTEREST CARRYOVER SHORTFALL" means, (a) for the initial Distribution Date, zero, and (b) with respect to any other Distribution Date, the excess of the Class A Interest Distributable Amount with respect to the preceding Distribution Date over the amount of interest that was actually distributed to Class A Certificateholders on such preceding Distribution Date, plus 30 days of interest on the amount specified herein, to the extent permitted by law, at the Class A Pass-Through Rate.

     "CLASS A INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date (other than the first Distribution Date), the sum of (i) the product of (A) one-twelfth (or, with respect to the first Distribution Date, a fraction, the numerator of which equals the number of days from and including the Closing Date to but excluding the first Distribution Date and the denominator of which equals 360) of the Class A Pass-Through Rate and (B) the Class A Certificate Balance as of the immediately preceding Distribution Date (after giving effect to distributions of principal made on such immediately preceding Distribution Date) or, in the case of the first Distribution Date, the Class A Initial Certificate Balance plus (ii) the Class A Interest Carryover Shortfall with respect to such Distribution Date.

     "CLASS A PASS-THROUGH RATE" means [ ]% per annum computed on the basis of a 360-day year consisting of twelve 30-day months.

     "CLASS A PERCENTAGE" means __%.

     "CLASS A POOL FACTOR" means, at any time, the percentage (carried out to seven decimal places) derived from a fraction, the numerator of which is the Class A Certificate Balance at such time and the denominator of which is the aggregate Principal Balance of the Contracts as of the Cutoff Date.

     "CLASS A PRINCIPAL CARRYOVER SHORTFALL" means, with respect to any Distribution Date, the excess of (i) the Class A Principal Distributable Amount for the preceding Distribution Date over (ii) the amount of principal that was actually distributed to Class A Certificateholders on such preceding Distribution Date.

     "CLASS A PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of (i) the product of (a) the Class A Percentage and
(b) the Monthly Principal with respect to such Distribution Date plus (ii) the Class A Principal Carryover Shortfall with respect to such Distribution Date; PROVIDED, HOWEVER, that the Class A Principal Distributable Amount on the Final Scheduled Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Collection Account on such Distribution Date and allowable to principal) to reduce the outstanding principal amount of the Class A Certificates to zero..

     "CLASS B CERTIFICATE" means a Certificate evidencing a Fractional Interest executed and authenticated by the Trustee substantially in the form of EXHIBIT A-2.

     "CLASS B CERTIFICATE BALANCE" shall initially equal the Class B Initial Certificate Balance and, on any date thereafter, shall equal the Class B Certificate Balance, reduced by all amounts previously distributed to Class B Certificateholders and allocable to principal.

     "CLASS B CERTIFICATE FACTOR" means, at any time, the percentage (carried out to seven decimal places) derived from a fraction, the numerator of which is the Class B Certificate Balance at such time and the denominator of which is the Class B Initial Certificate Balance.

     "CLASS B DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Class B Principal Distributable Amount and the Class B Interest Distributable Amount.

     "CLASS B INITIAL CERTIFICATE BALANCE" means $_________, which is equal to the aggregate Principal Balance of the Contracts as of the Cutoff Date multiplied by the Class B Percentage, and with respect to a particular Certificate means the amount set forth on the face thereof.

     "CLASS B INTEREST CARRYOVER SHORTFALL" means, (a) for the initial Distribution Date, zero, and (b) with respect to any Distribution Date, the excess of the Class B Interest Distributable Amount with respect to the preceding Distribution Date over the amount of interest that was actually distributed to Class B Certificateholders on such preceding Distribution Date, plus 30 days of interest on the amount specified herein, to the extent permitted by law, at the Class B Pass-Through Rate.

     "CLASS B INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date (other than the first Distribution Date), the sum of (i) the product of (A) one-twelfth (or, with respect to the first Distribution Date, a fraction the numerator of which equals the number of days from and including the Closing Date to but excluding the first Distribution Date and the denominator of which equals 360) of the Class B Pass-Through Rate and (B) the Class B Certificate Balance as of the immediately preceding Distribution Date (after giving effect to distributions of principal made on such immediately preceding Distribution Date) or, in the case of the first Distribution Date, the Class B Initial Certificate Balance plus (ii) the Class B Interest Carryover Shortfall for such Distribution Date.

     "CLASS B PASS-THROUGH RATE" means [ ]% per annum computed on the basis of a 360-day year consisting of twelve 30-day months.

     "CLASS B PERCENTAGE" means ____%.

     "CLASS B POOL FACTOR" means, at any time, the percentage (carried out to seven decimal places) derived from a fraction, the numerator of which is the Class B Certificate Balance at such time and the denominator of which is the aggregate Principal Balance of the Contracts as of the Cutoff Date.

     "CLASS B PRINCIPAL CARRYOVER SHORTFALL" means, with respect to any Distribution Date, the excess of (i) the Class B Principal Distributable Amount for the preceding Distribution Date over (ii) the amount of principal that was actually distributed to Class B Certificateholders on such preceding Distribution Date.

     "CLASS B PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of (i) the product of (A) the Class B Percentage and
(B) the Monthly Principal for such Distribution Date plus (ii) the Class B Principal Carryover Shortfall for such Distribution Date; PROVIDED, HOWEVER, that the Class B Principal Distributable Amount on the Final Scheduled Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Collection Account on such Distribution Date and allocable to principal) to reduce the outstanding principal amount of the Class B Certificates to zero.

     "CLOSING DATE" means __________, 2000.

     "CLEARING AGENCY" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934.

     "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom from time tot time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Closing Agency.

     "CODE" means the Internal Revenue Code of 1986, as amended.

     "COLLECTION ACCOUNT" means a trust account as described in SECTION 5.05 maintained in the name of the Trustee for the benefit of the Certificateholders and which shall be an Eligible Account.

     "COMPUTER DISK" means the computer disk generated by the Servicer which provides information relating to the Contracts and which was used by the Seller in selecting the Contracts sold to the Depositor pursuant to the Transfer and Sale Agreement and by the Depositor in selecting the Contracts transferred pursuant to this Agreement, and includes the master file and the history file as well as servicing information with respect to the Contracts.

     "CONTRACT ASSETS" has the meaning assigned in SECTION 2.01 of the Transfer and Sale Agreement.

     "CONTRACT FILE" means, as to each Contract, (a) the original copy of the Contract, including the executed installment sale contract or other evidence of the obligation of the Obligor, (b) the original title certificate to the Financed Vehicle and, where applicable, the certificate of lien recordation, or, if such title certificate has not yet been issued, an application for such title certificate, or other appropriate evidence of a security interest in the covered Financed Vehicle, (c) the assignments of the Contract, (d) the original copy of any agreement(s) modifying the Contract including, without limitation, any extension agreement(s) and (e) documents evidencing the existence of physical damage insurance covering such Financed Vehicle.

     "CONTRACT RATE" means, as to any Contract, the annual rate of interest specified in the Contract.

     "CONTRACTS" means the installment sale contracts described in the List of Contracts and constituting part of the Trust Corpus, and includes, without limitation, all related security interests and any and all rights to receive payments which are collected pursuant thereto on or after the Cutoff Date, but excluding any rights to receive payments which are collected pursuant thereto prior to the Cutoff Date.

     "CORPORATE TRUST OFFICE" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of this Agreement is located at the address set forth in SECTION 13.08.

     "CUTOFF DATE" means __________, 2000.

     "DEFAULTED CONTRACT" means a Contract with respect to which there has occurred one or more of the following: (i) all or part of a scheduled payment under the Contract is 120 days or more than 120 days past due and the Servicer has not repossessed the related Financed Vehicle, (ii) the Servicer, has in accordance with its customary servicing procedures, determined that eventual payment in full is unlikely and has either repossessed and liquidated the related Financed Vehicle or repossessed and held the related Financed Vehicle in its repossessed inventory for 90 days, whichever occurs first or (iii) the relevant Obligor has suffered an Insolvency Event.

     "DEFINITIVE CERTIFICATES" has the meaning assigned such term in SECTION 10.09.

     "DELINQUENCY AMOUNT" means, as of any Distribution Date, the sum of the outstanding Principal Balance of all Contracts that were delinquent 60 days or more as of the close of business on the last day of the related Due Period (including Contracts which are not Defaulted Contracts in respect of which the related Financed Vehicles have been repossessed and are still inventory).

     "DELINQUENT INTEREST" means, for each Due Period and each Contract, an amount equal to the product of (i) the Principal Balance of such Contract as of the first day of such Due Period and (ii) the stated annual percentage rate of such Contract and (iii) the number of days in the period between the Due Dates on such Contract divided by 360 minus the amount of interest received with respect to such Contract during such Due Period.

     "DEPOSITOR" has the meaning assigned such term in the preamble hereunder or any successor thereto.

     "DETERMINATION DATE" means the [ ] Business Day following the conclusion of a Due Period during the term of this Agreement.

     "DISTRIBUTION DATE" means the [ ] day of each calendar month during the term of this Agreement, or if such day is not a Business Day, the next succeeding Business Day, with the first such Distribution Date hereunder being __________, 2000.

     "DUE DATE" means, with respect to any Contract, the day of the month on which each scheduled payment of principal and interest is due on such Contract, exclusive of days of grace.

     "DUE PERIOD" means a calendar month during the term of this Agreement, and the Due Period related to a Determination Date or Distribution Date shall be the calendar month immediately preceding such date; provided, however, that with respect to the Initial Determination Date or Initial Distribution Date, the related Due Period shall be the period from the Cutoff Date to and including
____________.

     "ELIGIBLE ACCOUNT" means an account maintained (i) with the Trustee as long as the Trustee's short-term unsecured debt obligations have a rating of "P-1" by Moody's and a rating of "A-1+" by Standard & Poor's (the "REQUIRED DEPOSIT RATING") or (ii) in a segregated trust account with a depository institution or trust company organized under the laws of the United States of America, or any of the States thereof, or the District of Columbia, having a certificate of deposit, short-term deposit or commercial paper rating of at least "P-1" by Moody's and "A-1+" by Standard & Poor's.

     "ELIGIBLE INVESTMENTS" mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

          (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

          (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; PROVIDED, HOWEVER, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from the Rating Agency in the highest investment category granted thereby;

          (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from the Rating Agency in the highest investment category granted thereby;

          (d) investments in money market funds having a rating from the Rating Agency in the highest investment category granted thereby (including funds for which the Trustee or any of its respective Affiliates is investment manager or advisor);

          (e) bankers' acceptances issued by any depository institution or trust company referred to in CLAUSE (b); and

          (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed as to timely payment by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in CLAUSE (b).

     "EXTENSION FEE" means any extension fee paid by the Obligor on a Contract.

     "FINAL SCHEDULED DISTRIBUTION DATE" means __________, ____.

     "FINANCED VEHICLE" means a new or used automobile or light-duty truck, together with all accessions thereto, securing the Obligor's indebtedness under the related Contract.

     "FRACTIONAL INTEREST" means an undivided interest in the Issuer and, as to a particular Certificateholder, means the undivided interest in the Issuer owned by that Certificateholder equal to the percentage obtained by dividing (a) the Certificate Balance of all Certificates held by such Certificateholder at the time of determination by (b) the aggregate of the Certificate Balance of all of the Certificates held by all Certificateholders at such time.

     "HOLDER" means a Person in whose name a Certificate is registered in the Certificate Register.

     "INSOLVENCY EVENT" means, with respect to a specified Person, (i) the entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of such Person in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future, federal or state, bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; (ii) the commencement of an involuntary case under the federal bankruptcy laws, as now or hereinafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law and such case is not dismissed within 60 days; or (iii) the commencement by such Person of a voluntary case under the federal bankruptcy laws, as now or hereinafter in effect, or any other present or future federal or state, bankruptcy, insolvency or similar law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official for such Person or for any substantial part of its property, or the making by such Person of an assignment for the benefit of creditors or the failure by such Person generally to pay its debts as such debts become due or the taking of corporate action by such Person in furtherance of any the foregoing.

     "LATE PAYMENT PENALTY FEES" means any late payment fees paid by Obligors on Contracts after all sums received have been allocated first to regular installments due or overdue and all such installments are then paid in full.

     "LIEN" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Contract by operation of law.

     "LIST OF CONTRACTS" means the list identifying each Contract constituting part of the Trust Corpus, which list (a) identifies each Contract and (b) sets forth as to each Contract (i) the Principal Balance as of the applicable Cutoff Date, (ii) the amount of monthly payments due from the Obligor, (iii) the Contract Rate and (iv) the maturity date, and which list (as in effect on the Closing Date) is attached to this Agreement as EXHIBIT H.

     "LOCKBOX" means the Lockbox maintained by the Lockbox Bank identified on EXHIBIT L hereto.

     "LOCKBOX ACCOUNT" means the account maintained with the Lockbox Bank and identified on EXHIBIT L hereto.

     "LOCKBOX AGREEMENT" means the ________________ dated as of ____________, __________ by and among the Servicer, the Depositor, the Trustee and
_____________, with respect to the Lockbox Account, unless such agreement shall be terminated in accordance with its terms, in which even "LOCKBOX AGREEMENT" shall mean such other agreement, in form and substance acceptable to the above-described parties.

     "LOCKBOX BANK" means the financial institution maintaining the Lockbox Account and identified on EXHIBIT L hereto or any successor thereto.

     "MONTHLY PRINCIPAL" means, as to any Distribution Date, the following amount calculated as of the related Determination Date: the difference between
(i) the Principal Balance of the Contracts as of the first day of the Due Period preceding the Due Period in which such Distribution Date occurs (or, in the case of the first Distribution Date, the Principal Balance of the Contracts as of the Cutoff Date) and (ii) the Principal Balance of the Contracts as of the first day of the Due Period in which such Distribution Date occurs; provided, that on the Final Scheduled Distribution Date, Monthly Principal shall equal the aggregate of the Class A Certificate Balance and the Class B Certificate Balance.

     "MONTHLY REPORT" has the meaning assigned in SECTION 7.06.

     "MONTHLY SERVICING FEE" means, as to any Distribution Date, the product of one-twelfth of 1% and the Principal Balance of the Contracts as of the preceding Distribution Date.

     "MOODY'S" means Moody's Investors Service, Inc. or any successor thereto.

     "NET LIQUIDATION LOSSES" means, as of any Distribution Date, with respect to a Defaulted Contract, the amount, if any, by which (a) the outstanding Principal Balance of such Defaulted Contract plus accrued and unpaid interest thereon at the Contract Rate to the date on which such Defaulted Contract became a Defaulted Contract exceeds (b) the Net Liquidation Proceeds for such Defaulted Contract.

     "NET LIQUIDATION PROCEEDS" means, as to any Defaulted Contract, the proceeds realized on the sale or other disposition of the related Financed Vehicle, including proceeds realized on the repurchase of such Financed Vehicle by the originating dealer for breach of warranties, and the proceeds of any insurance relating to such Financed Vehicle, after payment of all reasonable expenses incurred thereby, together, in all instances, with the expected or actual proceeds of any recourse rights relating to such Contract as well as any post-disposition proceeds received by the Servicer.

     "OBLIGOR" means such person who owes payments under a Contract.

     "OFFICER'S CERTIFICATE" means a certificate signed by the Chairman, the President, a Vice President, the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of any Person delivering such certificate and delivered to the Person to whom such certificate is required to be delivered. In the case of an Officer's Certificate of the Servicer, at least one of the signing officers must be a Servicing Officer. Unless otherwise specified, any reference herein to an Officer's Certificate shall be to an Officer's Certificate of the Servicer.

     "OPINION OF COUNSEL" means a written opinion of counsel (who may be counsel to the Depositor or the Servicer) acceptable to the Trustee.

     "PAYING AGENT" has the meaning assigned in SECTION 9.01(b).

     "PERFORMANCE GUARANTEE" means the Performance Guarantee dated as of the date hereof by the Performance Guarantor, as amended, supplemented or otherwise modified from time to time.

     "PERFORMANCE GUARANTOR" means Virginia Surety Company, Inc., an Illinois corporation, or its successor, in its capacity as Performance Guarantor under the Performance Guarantee.

     "PERSON" means any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "POOL BALANCE" means, as of any date, the aggregate Principal Balance of Contracts as of the close of business on such date.

     "PRINCIPAL BALANCE" means, as of the close of business on the last day of any Due Period, an amount equal to the unpaid principal balance of such Contract as of the opening of business on the Cutoff Date, reduced by the sum of all payments received by the Servicer as of such date allocable to principal; PROVIDED, HOWEVER, that (i) if (x) a Contract is repurchased by the Seller pursuant to SECTION 5.01 of the Transfer and Sale Agreement or by the Performance Guarantor pursuant to the Performance Guarantee or by the Depositor pursuant to SECTION
9.05 or by the Servicer pursuant to SECTION 5.06(f) as of the last day of such Due Period, or if (y) the Seller gives notice of its intent to repurchase the Contracts pursuant to SECTION 5.02 of the Transfer and Sale Agreement and
SECTION 9.07 on the next succeeding Distribution Date, in each case the Principal Balance of such Contract or Contracts shall be deemed as of the close of business on the last day of such Due Period and each Due Period thereafter to be zero and (ii) from and after the Due Period in which a Contract becomes a Defaulted Contract, the Principal Balance of such Contract shall be deemed to be zero.

     "RATING AGENCY" means each of Moody's and Standard & Poor's, so long as such Persons maintain a rating on the Certificates; and if either Moody's or Standard & Poor's no longer maintains a rating on the Certificates, such other nationally recognized statistical rating organization selected by the Depositor.

     "RECORD DATE" means, with respect to any Distribution Date, the last Business Day of the preceding calendar month.

     "REIMBURSEMENT AMOUNT" has the meaning assigned in SECTION 9.03 hereof.

     "REPURCHASE PRICE" means, with respect to a Contract to be repurchased hereunder as of the last day of any Due Period, an amount equal to (a) the Principal Balance of such Contract as of such day, plus (b) accrued and unpaid interest at the Contract Rate on such Contract through the end of such Due Period.

     "REQUIRED DEPOSIT RATING" has the meaning assigned in the definition of "Eligible Account."

     "RESERVE AGENT" means the Reserve Agent named in the Reserve Fund Agreement, and any successor thereto pursuant to the terms of the Reserve Fund Agreement.

     "RESERVE FUND" means the Reserve Fund established and maintained pursuant to the Reserve Fund Agreement. The Reserve Fund shall in no event be deemed part of the Trust Corpus.

     "RESERVE FUND AGREEMENT" means the Reserve Fund Agreement, dated as of __________, 2000 among the Depositor, the Reserve Agent and the Trustee (as amended, supplemented or otherwise modified from time to time).

     "RESERVE FUND DEPOSITS" shall have the meaning provided in the Reserve Fund Agreement.

     "RESERVE FUND INITIAL DEPOSIT" means $_________.

     "RESERVE FUND REQUISITE AMOUNT" means, with respect to any Distribution Date, an amount equal to ___________________.

     "RESPONSIBLE OFFICER" means, with respect to the Trustee, the chairman and any vice chairman of the board of directors, the president, the chairman and vice chairman of any executive committee of the board of directors, every vice president, assistant vice president, the secretary, every assistant secretary, cashier or any assistant cashier, controller or assistant controller, the treasurer, every assistant treasurer, every trust officer, assistant trust officer and every other officer or assistant officer of the Trustee customarily performing functions similar to those performed by persons who at the time shall be such officers, respectively, or to whom a corporate trust matter is referred because of knowledge of, familiarity with, and authority to act with respect to a particular matter.

     "SELLER" means Premier Auto Finance, L.P., an Illinois limited partnership, or its successor, in its capacity as Seller of Contract Assets under the Transfer and Sale Agreement.

     "SERVICER" means Premier Auto Finance, Inc., a Delaware corporation, or its successor, until any Service Transfer hereunder and thereafter means the Successor Servicer appointed pursuant to ARTICLE VIII below with respect to the duties and obligations required of the Servicer under this Agreement.

     "SERVICER DEFAULT" has the meaning assigned to such term in SECTION 8.01.

     "SERVICE TRANSFER" has the meaning assigned in SECTION 8.03(a).

     "SERVICING FEE" means, on any Determination Date, the sum of (a) the Monthly Servicing Fee payable on the related Distribution Date, (b) Late Payment Penalty Fees received by the Servicer during the related Due Period, and (c) Extension Fees received by the Servicer during the related Due Period.

     "SERVICING OFFICER" means any officer of the Servicer involved in, or responsible for, the administration and servicing of Contracts whose name appears on a list of servicing officers appearing in an Officer's Certificate furnished to the Trustee by the Servicer, as the same may be amended from time to time.

     "SHORTFALL" means, with respect to a Distribution Date, the sum of (a) the excess, if any, of the amounts described in clauses (iv) through (v) of SECTION 9.04(b) over the Available Interest for such Distribution Date minus the amounts payable therefrom pursuant to clauses (i) through (iii) of SECTION 9.04(b) on such Distribution Date plus (b) the excess, if any, of the amounts described in clauses (vi) and (vii) of SECTION 9.04(b) over the Available Amounts for such Distribution Date minus the amounts payable therefrom pursuant to clauses (i) through (v) of SECTION 9.04(b) on such Distribution Date.

     "SIMPLE INTEREST CONTRACT" means any Contract providing for the allocation of payments made thereunder to principal and interest in accordance with the Simple Interest Method.

     "SIMPLE INTEREST METHOD" means the method of allocating a fixed level payment to principal and interest pursuant to which the portion of such payment that is allocated to the payment of interest is equal to the product of the fixed rate of interest multiplied by the unpaid Principal Balance multiplied by the period of time elapsed since the preceding payment of interest was made and the remainder of such payment is allocated to the payment of principal.

      "STANDARD & POOR'S" means Standard & Poor's Ratings Services, a division of The McGraw Hill Company or any successor thereto.

     "TRANSACTION DOCUMENTS" means this Agreement, the Transfer and Sale Agreement, the Lockbox Agreement, the Reserve Fund Agreement, the Performance Guarantee and the Yield Supplement Agreement.

     "TRANSFER AND SALE AGREEMENT" means the Transfer and Sale Agreement dated as of __________, 2000 by and between the Depositor and the Seller, as amended, supplemented or otherwise modified from time to time.

      "TRUST ACCOUNTS" means the Collection Account.

     "TRUST CORPUS" has the meaning given to such term in SECTION 2.01(b) hereof. Although the Depositor has pledged the Reserve Fund to the Trustee pursuant to the Reserve Fund Agreement, the Reserve Fund shall not under any circumstances be deemed to be a part of or otherwise includable in the Issuer or the Trust Corpus.

     "TRUSTEE'S FEE" means, with respect to any Distribution Date,
_______________.

     "UCC" means the Uniform Commercial Code as enacted in Illinois.

     "UNCOLLECTIBLE ADVANCE" means with respect to any Determination Date and any Contract, the amount, if any, if advanced by the Servicer in respect of such Contract pursuant to SECTION 9.03, which the Servicer has as of such Determination Date determined in good faith would not be ultimately recoverable by the Servicer from insurance policies on the related Financed Vehicle, the related Obligor or out of Net Liquidation Proceeds with respect to such Contract. The determination by the Servicer that it has made an Uncollectible Advance shall be evidenced by an Officer's Certificate delivered to the Trustee.

     "UNDERWRITERS" means Chase Securities Inc. and Aon Capital Markets.

      "YIELD SUPPLEMENT ACCOUNT" shall have the meaning assigned to such term in
SECTION 9.09.

     "YIELD SUPPLEMENT AGREEMENT" means the agreement, dated as of the date of this Agreement, between ____________________, substantially in the form attached hereto as EXHIBIT K.

     "YIELD SUPPLEMENT AMOUNT" means, with respect to any Distribution Date, the aggregate amount on deposit in the Yield Supplement Account after giving effect to the withdrawal therefrom of the related Yield Supplement Deposit and without regard to any amounts on deposit therein in respect of interest or investment earnings earned on the investment of amounts on deposit therein in Eligible Investments for any period.

     "YIELD SUPPLEMENT DEPOSIT" means, with respect to any Distribution Date,
________________.

                                    ARTICLE TWO

                               TRANSFER OF CONTRACTS

     SECTION 2.01. CLOSING. There is hereby created by the Depositor, as settlor, a separate trust which shall be known as the Dealer Auto Receivables Grantor Trust 2000-1. The Issuer shall be administered pursuant to the provisions of this Agreement for the benefit of the Certificateholders. The Trustee is hereby specifically empowered to conduct business dealings on behalf of the Issuer in accordance with the terms hereof. On the Closing Date, in consideration of the Trustee's delivery of the Certificates to and upon the order of the Depositor, the Depositor does hereby sell, transfer, assign, set over and otherwise convey to the Issuer by execution of an assignment substantially in the form of EXHIBIT B hereto, without recourse other than as expressly provided herein, (i) all the right, title and interest of the Depositor in and to the Contracts listed on the List of Contracts delivered on the Closing Date (including, without limitation, all security interests and all rights to receive payments and prepayments which are collected pursuant thereto on or after the Cutoff Date, including any liquidation proceeds therefrom), (ii) all security interests in each Financed Vehicle, (iii) all rights of the Depositor to proceeds from any claims on theft, physical damage, credit life or disability insurance or other individual insurance policy relating to any such Contract, an Obligor or a Financed Vehicle securing such Contract, (iv) all documents contained in the related Contract Files, (v) all rights (but not the obligations) of the Depositor against any originating dealer or other third party (i.e. the originators of the Contracts) under any agreements between the Seller and such originating dealers or third party, (vi) all rights of the Depositor in the Lockbox, the Lockbox Account and related Lockbox Agreement to the extent they relate to the Contracts, (vii) any rebates of premiums and other amounts relating to insurance policies, extended service contracts, other repair agreements or any other items financed under such Contract, (viii) all rights (but not the obligations) of the Depositor under the Transfer and Sale Agreement, including but not limited to the Depositor's rights under ARTICLE V thereof, (ix) all rights of the Depositor under the Performance Guarantee, (x) the remittances, deposits and payments made into the Trust Accounts from time to time and amounts in the Trust Accounts from time to time (and any investments of such amounts), and (xi) all proceeds and products of the foregoing (the property in clauses (i)-(xi) above, being the "TRUST CORPUS"). Although the Depositor and the Trustee agree that such transfer is intended to be a sale of ownership of the Trust Corpus, rather than the granting of a security interest to secure a borrowing, and that the Trust Corpus shall not be property of the Depositor, in the event such transfer is deemed to be of a mere security interest to secure a borrowing, the Depositor shall be deemed to have granted the Trustee on behalf of the Issuer for the benefit of the Certificateholders a perfected first priority security interest in such Trust Corpus and this Agreement shall constitute a security agreement under applicable law.

     SECTION 2.02. CONDITIONS TO THE CLOSING. On or before the Closing Date, the Depositor shall deliver or cause to be delivered the following documents to the Trustee:

          (a) The initial List of Contracts, certified by the Chairman of the Board, President or any Vice President of the Depositor, together with an assignment substantially in the form of EXHIBIT B hereto.

          (b) A certificate of an officer of the Seller substantially in the form of EXHIBIT B to the Transfer and Sale Agreement and of an Officer of the Depositor substantially in the form of EXHIBIT C hereto.

          (c) Opinions of counsel for the Seller and the Depositor substantially in the form of EXHIBITS D-1, D-2 and D-3 hereto (and including as an addressee thereof each Rating Agency).

          (d) A letter or letters from Ernst & Young LLP, or another nationally recognized accounting firm, addressed to the Seller and the Underwriters and stating that such firm has reviewed a sample of the Contracts and performed specific procedures for such sample with respect to certain contract terms and which identifies those Contracts which do not conform.

          (e) Copies of resolutions of the general partner of the Seller and the Board of Directors of each of the Servicer and the Depositor or of the Executive Committee of the Board of Directors of each of the Servicer and the Depositor approving the execution, delivery and performance of this Agreement and the other Transaction Documents to which any of them is a party, as applicable, and the transactions contemplated hereunder and thereunder, certified in each case by the Secretary or an Assistant Secretary of the general partner of the Seller, the Servicer and the Depositor.

          (f) Officially certified recent evidence of due incorporation and good standing of each of the Servicer and the Depositor under the laws of Delaware.

          (g) Evidence of proper filing with the appropriate offices in Illinois of UCC financing statements executed by the Seller, as debtor, naming the Depositor as secured party (and the Trustee as assignee) and identifying the Contract Assets as collateral; and evidence of proper filing with the appropriate offices in Illinois of UCC financing statements executed by the Depositor, as debtor, (i) naming the Trustee as secured party and identifying the Trust Corpus as collateral and (ii) naming the Trustee as secured party and identifying the Reserve Fund Deposits therein as collateral.

          (h)  An Officer's Certificate listing the Servicer's Servicing
     Officers.

          (i) Evidence of deposit in the Collection Account of all funds received with respect to the Contracts on or after the Cutoff Date to the second Business Day preceding the Closing Date, together with an Officer's Certificate from the Seller to the effect that such amount is correct.

          (j) The Officer's Certificate of the Seller specified in SECTION 2.02(b) of the Transfer and Sale Agreement.

          (k) A fully executed Transfer and Sale Agreement.

          (l) A fully executed copy of the Reserve Fund Agreement, together with evidence of deposit in the Reserve Fund of the Reserve Fund Initial Deposit by the Depositor in accordance with the Reserve Fund Agreement.

          (m) A fully executed Yield Supplement Agreement, together with evidence of deposit in the Yield Supplement Account of the Yield Supplement Deposit by the Depositor in accordance with the Yield Supplement Agreement.

     SECTION 2.03. ACCEPTANCE BY TRUSTEE. On the Closing Date, upon the acceptance by the Depositor of the Certificates, the ownership of the Trust Corpus will be 100% vested to the Issuer.

     SECTION 2.04. TAX TREATMENT. It is the intention of the Depositor that, for federal income tax purposes, the Issuer will be classified as a grantor trust and not as an association taxable as a corporation. The Depositor and the Servicer by entering into this Agreement, and each Certificateholder by the purchase of a Certificate, agree to report such transactions for federal income tax purposes in a manner consistent with such characterization.

                                   ARTICLE THREE

                           REPRESENTATIONS AND WARRANTIES

     The Seller under the Transfer and Sale Agreement has made each of the representations and warranties set forth in EXHIBIT J hereto and has consented to the assignment by the Depositor to the Trustee of the Depositor's rights with respect thereto. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Contracts, but shall survive the sale, transfer and assignment of the Contracts to the Trustee. Pursuant to SECTION 2.01 of this Agreement, the Depositor has sold, assigned, transferred and conveyed to the Trustee as part of the Trust Corpus its rights under the Transfer and Sale Agreement, including without limitation, the representations and warranties of the Seller therein as set forth in EXHIBIT J attached hereto, together with all rights of the Depositor with respect to any breach thereof including any right to require the Seller to repurchase any Contract in accordance with the Transfer and Sale Agreement. It is understood and agreed that the representations and warranties set forth or referred to in this Section shall survive delivery of the Contract Files to the Trustee or any custodian.

     The Depositor hereby represents and warrants to the Trustee and the Certificateholders that it has entered into the Transfer and Sale Agreement with the Seller, that the Seller has made the representations and warranties in the Transfer and Sale Agreement as set forth in EXHIBIT J hereto, that such representations and warranties run to and are for the benefit of the Depositor, and that pursuant to SECTION 2.01 of this Agreement the Depositor has transferred and assigned to the Trustee all rights of the Depositor to cause the Seller under the Transfer and Sale Agreement to repurchase Contracts in the event of a breach of such representations and warranties or, in the event of the Seller's failure to repurchase such Contracts, to cause the Performance Guarantor pursuant to the Performance Guarantee to repurchase such Contracts.

     SECTION 3.01. REPRESENTATIONS AND WARRANTIES REGARDING THE DEPOSITOR. By its execution of this Agreement, the Depositor represents and warrants to the Trustee and the Certificateholders that:

          (a) ASSUMPTION OF SELLER'S REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in EXHIBIT J are true and correct.

          (b) ORGANIZATION AND GOOD STANDING. The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Depositor is duly qualified to do BUSINESS as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Depositor or on the Certificateholders.

          (c) AUTHORIZATION; VALID SALE; BINDING OBLIGATIONS. The Depositor has the power and authority to make, execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which it is a party, and to create the Issuer and cause it to make, execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and to cause the Issuer to be created. This Agreement, shall effect a valid sale, transfer and assignment of the Trust Corpus, enforceable against the Depositor and creditors of and purchasers from the Depositor. This Agreement and the other Transaction Documents to which the Depositor is a party constitute the legal, valid and binding obligation of the Depositor enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

          (d) NO CONSENT REQUIRED. The Depositor is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the other Transaction Documents to which it is a party.

          (e) NO VIOLATIONS. The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party by the Depositor, and the consummation of the transactions contemplated hereby and thereby, will not violate any provision of any existing law or regulation or any order or decree of any court or of any Federal or state regulatory body or administrative agency having jurisdiction over the Depositor or any of its properties or the Articles of Incorporation or Bylaws of the Depositor, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Depositor is a party or by which the Depositor or any of the Depositor's properties may be bound, or result in the creation or imposition of any security interest, lien, charge, pledge, preference, equity or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, other than as contemplated by the Transaction Documents.

          (f) LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Depositor threatened, against the Depositor or any of its properties or with respect to this Agreement, the other Transaction Documents to which it is a party or the Certificates (1) which, if adversely determined, would in the opinion of the Depositor have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Depositor or on the Certificateholders or the transactions contemplated by this Agreement or the other Transaction Documents to which the Depositor is a party, (2) which might adversely affect the federal income tax or other federal, state or local tax attributes of the Certificates, (3) asserting the invalidity of this Agreement, any other Transaction Document or the Certificates or (4) seeking to prevent the issuance of the Certificates or the consummation of the transactions contemplated by the Transaction Documents.

          (g) PLACE OF BUSINESS; NO CHANGES. The Depositor's sole place of business (within the meaning of Article 9 of the UCC) is as set forth in
     SECTION 13.08. The Depositor has not changed its name, whether by amendment of its Articles of Incorporation, by reorganization or otherwise, and has not changed the location of its place of business, within the four months preceding the Closing Date.

Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Contracts to the Trustee.

     SECTION 3.02. REPRESENTATIONS AND WARRANTIES REGARDING THE SERVICER. The Servicer represents and warrants to the Trustee and the Certificateholders that:

          (a) ORGANIZATION AND GOOD STANDING. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of the Servicer or on the Certificateholders. The Servicer is properly licensed in each jurisdiction to the extent required by the laws of such jurisdiction to service the Contracts in accordance with the terms hereof other than such licenses the failure to obtain would not have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of the Servicer or on the ability of the Servicer to perform its obligations hereunder.

          (b) AUTHORIZATION; BINDING OBLIGATIONS. The Servicer has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which the Servicer is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which the Servicer is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Servicer is a party. This Agreement and the other Transaction Documents to which the Servicer is a party constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

          (c) NO CONSENT REQUIRED. The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Transaction Documents to which the Servicer is a party.

          (d) NO VIOLATIONS. The execution, delivery and performance of this Agreement and the other Transaction Documents to which the Servicer is a party by the Servicer will not violate any provisions of any existing law or regulation or any order or decree of any court or of any Federal or state regulatory body or administrative agency having jurisdiction over the Servicer or any of its properties or the Articles of Incorporation or Bylaws of the Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Servicer is a party or by which the Servicer or any of the Servicer's properties may be bound, or result in the creation of or imposition of any security interest, lien, pledge, preference, equity or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, other than this Agreement.

          (e) LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Servicer threatened, against the Servicer or any of its properties or with respect to this Agreement, any other Transaction Document to which the Servicer is a party or the Certificates which, if adversely determined, would in the opinion of the Servicer have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Servicer or the Issuer or the transactions contemplated by this Agreement or any other Transaction Document to which the Servicer is a party.

                                    ARTICLE FOUR

            PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS

     SECTION 4.01. CUSTODY OF CONTRACTS. (a) Subject to the terms and conditions of this SECTION 4.01, the contents of each Contract File shall be held in the custody of the Servicer for the benefit of, and as agent for, the Certificateholders and the Trustee as the owner thereof.

          (b) The Servicer agrees to maintain the related Contract Files at its offices where they are currently maintained, or at such other offices of the Servicer in the State of Illinois as shall from time to time be identified to the Trustee by written notice. The Servicer may temporarily move individual Contract Files or any portion thereof without notice as necessary to conduct collection and other servicing activities in accordance with its customary practices and procedures; PROVIDED, HOWEVER, that the Servicer will take all action necessary to maintain the perfection of the Trustee's interest in the Contracts and the proceeds thereof. It is intended that by the Servicer's agreement pursuant to this SECTION 4.01 the Trustee shall be deemed to have possession of the Contract Files for purposes of SECTION 9-305 of the Uniform Commercial Code of the State in which the Contract Files are located.

          (c) As custodian, the Servicer shall have and perform the following powers and duties:

               (i) hold the Contract Files on behalf of the Certificateholders and the Trustee, maintain accurate records pertaining to each Contract to enable it to comply with the terms and conditions of this Agreement, maintain a current inventory thereof, conduct annual physical inspections of Contract Files held by it under this Agreement and certify to the Trustee annually that it continues to maintain possession of such Contract Files;

               (ii) implement policies and procedures in writing and signed by a Servicing Officer with respect to persons authorized to have access to the Contract Files on the Servicer's premises and the receipting for Contract Files taken from their storage area by an employee of the Servicer for purposes of servicing or any other purposes;

               (iii) attend to all details in connection with maintaining custody of the Contract Files on behalf of the Certificateholders and the Trustee;

               (iv) at all times maintain the original of the fully executed Contract;

               (v) clearly identify the assignment of the Contract and the contemporaneous grant of a security interest therein to the Trustee; and

               (vi) within 30 days of the Closing Date deliver an Officer's Certificate to the Trustee certifying that as of a date no earlier than the Closing Date it has conducted an inventory of the Contract Files and that there exists a Contract File for each Contract and stating all exceptions to such statement, if any.

          (d) The Servicer shall promptly report to the Trustee any failure by it to hold the Contract Files as herein provided and shall promptly take appropriate action to remedy any such failure. In acting as custodian of the Contract Files, the Servicer further agrees not to assert any legal or beneficial ownership interest in the Contracts or the Contract Files, except as provided in SECTION 5.06. The Servicer agrees to indemnify the Certificateholders and the Trustee for any and all liabilities, obligations, losses, damages, payments, costs, or expenses of any kind whatsoever which may be imposed on, incurred by or asserted against the Certificateholders and the Trustee as the result of any act or omission by the Servicer relating to the maintenance and custody of the Contract Files; PROVIDED, HOWEVER, that the Servicer will not be liable for any portion of any such amount resulting from the gross negligence or willful misconduct of any Certificateholder or the

     Trustee. The Trustee shall have no duty to monitor or otherwise oversee the Servicer's performance as custodian hereunder.

          (e) The Servicer shall make available to the Trustee or its respective duly authorized representatives, attorneys or auditors, the Contract Files and the related accounts, records and computer systems maintained by the Servicer at such times during normal operating hours as the Trustee shall reasonably instruct which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations.

          (f) Upon instruction from the Trustee, the Servicer shall release any document in the Contract Files to the Trustee, or its agents or designee at such place or places as such Person may reasonably designate as soon as reasonably practicable to the extent it does not unreasonably interfere with the Servicer's normal operations or customer or employee relations. The Servicer shall not be responsible for any loss occasioned by the failure of the Trustee, or its agents or designees, to return any document or any delay in doing so.

          (g) The Servicer's appointment as custodian shall become effective as of the Cutoff Date and shall continue in full force and effect until terminated pursuant to this SECTION 4.01(g) or until this Agreement shall be terminated. If all of the rights and obligations of the Servicer shall have been terminated under SECTION 8.03, the appointment of the Servicer as custodian may be terminated by the Trustee or by Certificateholders holding Certificates representing more than 50% of the Certificate Balance, in the same manner as the Trustee or the Certificateholders may terminate the rights and obligations of the Servicer under SECTION 8.03. As soon as practicable after any termination of such appointment, the Servicer shall, at its expense, deliver the Contract Files to the Trustee or the Trustee's agent at such place or places as the Trustee may reasonably designate. Notwithstanding the termination of the Servicer as custodian, the Trustee agrees that upon any such termination, the Trustee shall provide, or cause its agent to provide, access to the Contract Files to the Servicer for the purpose of carrying out its duties and responsibilities with respect to the servicing of the Contracts hereunder.

     SECTION 4.02. FILING. On or prior to the Closing Date, the Servicer shall cause the UCC financing statement(s) referred to in SECTION 2.02(g) hereof to be filed and from time to time the Servicer shall take and cause to be taken such actions and execute such documents as are necessary or desirable or as the Trustee may reasonably request to perfect and protect the Trustee's first priority perfected interest in the Trust Corpus against all other persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title.

     SECTION 4.03. NAME CHANGE OR RELOCATION. (a) During the term of this Agreement, neither the Seller nor the Depositor shall change its name, identity or structure or relocate its chief executive office without first giving at least 30 days' prior written notice to the Trustee.

          (b) If any change in either the Seller's or the Depositor's name, identity or structure or other action would make any financing or continuation statement or notice of lien filed under this Agreement seriously misleading within the meaning of applicable provisions of the UCC or any title statute, the Servicer, no later than five days after the effective date of such change, shall file such amendments as may be required to preserve and protect the Trustee's interests in the Trust Corpus and the proceeds thereof. In addition, neither the Seller nor the Depositor shall change its place of business (within the meaning of Article 9 of the UCC) from the location specified in SECTION 13.08 below unless it has first taken such action as is advisable or necessary to preserve and protect the Trustee's interest in the Trust Corpus. Promptly after taking any of the foregoing actions, the Servicer shall deliver to the Trustee an opinion of counsel reasonably acceptable to the Trustee stating that, in the opinion of such counsel, all financing statements or amendments necessary to preserve and protect the interests of the Trustee in the Trust Corpus have been filed, and reciting the details of such filing.

     SECTION 4.04. CHIEF EXECUTIVE OFFICE. During the term of this Agreement, the Depositor will maintain its chief executive office in one of the States of the United States, except Louisiana, Tennessee, Colorado, Kansas, New Mexico, Oklahoma, Utah or Wyoming.

     SECTION 4.05. COSTS AND EXPENSES. The Servicer agrees to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Trustee's right, title and interest in and to the Contracts (including, without limitation, the security interest in the Financed Vehicles granted thereby).

                                    ARTICLE FIVE

                               SERVICING OF CONTRACTS

     SECTION 5.01. RESPONSIBILITY FOR CONTRACT ADMINISTRATION. The Servicer will have the sole obligation to manage, administer, service and make collections on the Contracts and perform or cause to be performed all contractual and customary undertakings of the holder of the Contracts to the Obligor. The Trustee, at the written request of a Servicing Officer, shall furnish the Servicer with any powers of attorney or other documents necessary or appropriate in the opinion of the Trustee to enable the Servicer to carry out its servicing and administrative duties hereunder. The Servicer is hereby appointed the servicer hereunder until such time as any Service Transfer may be effected under ARTICLE VIII.

     SECTION 5.02. STANDARD OF CARE. In managing, administering, servicing and making collections on the Contracts pursuant to this Agreement, the Servicer will exercise that degree of skill and care consistent with the skill and care that the Servicer exercises with respect to similar contracts serviced by the Servicer for itself and others, and, in any event, no less degree of skill and care than would be exercised by a prudent servicer of motor vehicle retail installment sales contracts; PROVIDED, HOWEVER, that notwithstanding the foregoing, the Servicer shall not release or waive the right to collect the unpaid balance on any Contract.

     SECTION 5.03. RECORDS. The Servicer shall, during the period it is servicer hereunder, maintain such books of account and other records as will enable the Trustee to determine the status of each Contract.

     SECTION 5.04. INSPECTION. (a) At all times during the term hereof, the Servicer shall afford the Trustee and its authorized agents reasonable access during normal business hours to the Servicer's records relating to the Contracts and will cause its personnel to assist in any examination of such records by the Trustee, or such authorized agents and allow copies of the same to be made. The examination referred to in this Section will be conducted in a manner which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations. Without otherwise limiting the scope of the examination the Trustee may, using generally accepted audit procedures, verify the status of each Contract and review the Computer Disk and records relating thereto for conformity to Monthly Reports prepared pursuant to ARTICLE VII and compliance with the standards represented to exist as to each Contract in this Agreement.

          (b) At all times during the term hereof, the Servicer shall keep available a copy of the List of Contracts at its principal executive office for inspection by the Trustee.

     SECTION 5.05. TRUST ACCOUNTS. (a) On or before the Closing Date, the Trustee shall establish the Collection Account in the name of the Trustee for the benefit of the Certificateholders. The Trustee is hereby required to ensure that each of the Trust Accounts is established and maintained as an Eligible Account.

          (b) The Trustee shall deposit (or the Servicer shall deposit, with respect to payments by or on behalf of the Obligors and Net Liquidation Proceeds received directly by the Servicer), without deposit into any intervening account, into the Collection Account as promptly as practical (but in any case not later than the second Business Day following the receipt thereof):

               (i) All payments on the Contracts (as well as Late Payment Penalty Fees and Extension Fees) received by the Servicer on or after the Cutoff Date (which for the purpose of this paragraph (b)(i) shall include those monies deposited in the Lockbox Account allocable to principal and interest on the Contracts);

               (ii)  All Net Liquidation Proceeds related to the Contracts;

               (iii) The aggregate of the Repurchase Prices for Contracts repurchased by the Depositor as described in SECTION 9.06 which amounts shall be funded with amounts coming from the Seller pursuant to SECTION 5.01 of the Transfer and Sale Agreement or from the Performance Guarantor pursuant to the Performance Guarantee;

               (iv) The aggregate of the Repurchase Prices for Contracts purchased by the Servicer as described in SECTION 5.06(f);

               (v) All Advances made by the Servicer pursuant to SECTION 9.03;

               (vi) All amounts paid by the Seller in connection with an optional repurchase of the Contracts described in SECTION 9.07;

               (vii) All amounts received in respect of interest, dividends, gains, income and earnings on investments of funds in the Collection Account as contemplated herein.

          (c) If the Servicer so directs, in writing, the Trustee shall in its capacity as Trustee hereunder, invest the amounts in the Collection Account in Eligible Investments that mature not later than one Business Day prior to the next succeeding Distribution Date. Once such funds are invested, the Trustee shall not change the investment of such funds. Any loss on such investments shall be deposited in the Collection Account by the Servicer out of its own funds immediately as realized. Funds in the Collection Account not so invested must be insured to the extent permitted by law by the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation. Subject to the restrictions herein, the Trustee may purchase an Eligible Investment from itself or an Affiliate. Subject to the other provisions hereof, the Trustee shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Trustee or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Trustee in a manner which complies with this SECTION 5.05(c). All interest, dividends, gains upon sale and other income from, or earnings on, investments of funds in the Collection Account shall be deposited in the Collection Account pursuant to SECTION 5.05(b) and distributed on the next Distribution Date pursuant to SECTION 9.04(b). The Depositor and the Trustee agree and acknowledge that the Trustee is to have "CONTROL" (within the meaning of Section 8-102 of the UCC as enacted in Illinois) of collateral comprised of "INVESTMENT PROPERTY" (within the meaning of Section 9-115 of the UCC as enacted in Illinois) for all purposes of this Agreement.

          (d) Notwithstanding anything to the contrary herein, the Servicer may remit payments on the Contracts and Net Liquidation Proceeds to the Collection Account in next-day funds or immediately available funds no later than ____ a.m., Central time, on the Business Day prior to the next succeeding Distribution Date, but only for so long as (a)(i) the short-term certificate of deposit ratings of the Servicer are at least P-1 by Moody's and "A-1" by Standard & Poor's or (ii) the Rating Agency shall have notified the Servicer and the Trustee, in writing, that monthly remittances of collections will not result in reduction or withdrawal of any then outstanding rating of any outstanding Note or Certificate and (b) the Servicer is Premier Auto Finance, Inc.

          (e) The Servicer shall apply collections received in respect of a Contract as follows:

               (i) First, to reimburse any outstanding Advances made by the Servicer with respect to such Contract;

               (ii) Second, to interest accrued on such Contract as of such date and then to principal to the extent due and owing under such Contract;

               (iii) Third, to pay any unpaid late charges or extension fees (if any) due and owing under such Contract; and

               (iv) Fourth, to prepay the principal of such Contract.

          (f) The Servicer will, from time to time as provided herein, be permitted to withdraw from the Collection Account any amount deposited therein that, based on the Servicer's good-faith determination, was deposited in error or required to be repaid to the related Obligor.

     SECTION 5.06. ENFORCEMENT. (a) The Servicer will, consistent with SECTION 5.02, act with respect to the Contracts in such manner as will maximize the receipt of all payments called for under the terms of the Contracts. The Servicer shall use its best efforts to cause Obligors to make all payments on the Contracts directly to the Lockbox Account. The Servicer will act in a commercially reasonable manner with respect to the repossession and disposition of a Financed Vehicle following a default under the related Contract with a view to realizing proceeds at least equal to the Financed Vehicle's fair market value. If the Servicer determines that eventual payment in full of a Contract is unlikely, the Servicer will follow its normal practices and procedures to recover all amounts due upon that Contract, including repossessing and disposing of the related Financed Vehicle at a public or private sale or taking other action permitted by applicable law. The Servicer will be entitled to recover all reasonable out-of-pocket expenses incurred by it in liquidating a Contract and disposing of the related Financed Vehicle.

          (b) The Servicer may sue to enforce or collect upon Contracts, in its own name, if possible, or as agent for the Trustee. If the Servicer elects to commence a legal proceeding to enforce a Contract, the act of commencement shall be deemed to be an automatic assignment of the Contract to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Contract on the ground that it is not a real party in interest or a holder entitled to enforce the Contract, the Trustee shall, at the Servicer's expense, take such steps as the Servicer deems reasonably necessary to enforce the Contract, including bringing suit in its name.

          (c) The Servicer shall exercise any rights of recourse against third persons that exist with respect to any Contract in accordance with the Servicer's usual practice. In exercising recourse rights, the Servicer is authorized on the Issuer's behalf to reassign the Defaulted Contract or the related Financed Vehicle to the Person against whom recourse exists at the price set forth in the document creating the recourse; PROVIDED, HOWEVER, the Servicer in exercising recourse against any third persons as described in the immediately preceding sentence shall do so in such manner as to maximize the aggregate recovery with respect to the Contract; and PROVIDED FURTHER, HOWEVER, that notwithstanding the foregoing the Servicer in its capacity as such may exercise such recourse only if such Contract (i) was not required to be repurchased by the Seller pursuant to the Transfer and Sale Agreement or (ii) was required to be repurchased by the Seller and the Seller has defaulted on such repurchase obligation and the Performance Guarantor has defaulted on its obligation to repurchase such Contract pursuant to the Performance Guarantee.

          (d) The Servicer will not permit any rescission or cancellation of any Contract due to the acts or omissions of the Depositor.

          (e) The Servicer may grant to the Obligor on any Contract an extension of payments due under such Contract; PROVIDED that (i) the Servicer believes in good faith that such extension is necessary to avoid liquidation of the Contract and will maximize the amount received under the Contract, (ii) such extension is consistent with the Servicer's customary servicing procedures and is consistent with SECTION 5.02, (iii) such extension does not extend the maturity date of the Contract beyond the month preceding the Final Scheduled Distribution Date and (iv) such extension does not modify the terms of the Contract in a manner which constitutes a cancellation of the Contract and the creation of a new contract for federal income tax purposes.

          (f) The Servicer may agree to modify or amend any Contract if such modification or amendment is consistent with the Servicer's customary servicing procedures and is consistent with SECTION 5.02; PROVIDED that the Servicer hereby covenants that it will not (i) release the Lien on a Financed Vehicle granted in such Contract, (ii) undertake any action which would materially and adversely impact the rights of the Trustee in such Contract, (iii) modify, alter or change the Contract Rate of such Contract,
     (iv) modify, alter or change the number of installment payments the related Obligor is obligated to make under such Contract or (v) increase the Principal Balance of such Contract. The Servicer hereby agrees that it shall purchase a Contract (together with all related Contract Assets) as of the last day of the immediately preceding Due Period, at its Repurchase Price, not later than the second Distribution Date after the Servicer becomes aware, or should have become aware, or receives written notice from the Depositor or the Trustee of any breach of a covenant of the Servicer set forth in clauses (i) through (iv) above or in SECTION 5.06(e) above that materially adversely affects the interest of the Certificateholders in such Contract or the collectibility of the Contract (without regard to the benefits of the Reserve Fund) and which breach has not been cured.

          (g) The Servicer will not add to the outstanding Principal Balance of any Contract the premium of any physical damage or other individual insurance on a Financed Vehicle securing such Contract it obtains on behalf of the Obligor under the terms of such Contract, but may create a separate Obligor obligation with respect to such premium if and as provided by the Contract.

          (h) If the Servicer shall have repossessed a Financed Vehicle on behalf of the Issuer, the Servicer shall either (i) maintain at its expense physical damage insurance with respect to such Financed Vehicle or (ii) indemnify the Issuer against any damage to such Financed Vehicle prior to resale or other disposition. The Servicer shall not allow such repossessed Financed Vehicles to be used in an active trade or business, but rather shall dispose of the Financed Vehicle in a reasonable time in accordance with the Servicer's normal business practices.

     SECTION 5.07. TRUSTEE TO COOPERATE. Upon payment in full on any Contract, the Servicer will notify the Trustee and the Depositor on the next succeeding Distribution Date by certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such Contract which are required to be deposited in the Collection Account pursuant to SECTION 5.05 have been so deposited) and shall (if the Servicer is not then in possession of the Contracts and Contract Files) request delivery of the Contract and Contract File to the Servicer. Upon receipt of such delivery and request, the Trustee shall promptly release or cause to be released such Contract and Contract File to the Servicer. Upon receipt of such Contract and Contract File, each of the Depositor and the Servicer is authorized to execute an instrument in satisfaction of such Contract and to do such other acts and execute such other documents as the Servicer deems necessary to discharge the Obligor thereunder and eliminate the security interest in the Financed Vehicle related thereto. The Servicer shall determine when a Contract has been paid in full; to the extent that insufficient payments are received on a Contract credited by the Servicer as prepaid or paid in full and satisfied, the shortfall shall be paid by the Servicer out of its own funds. From time to time as appropriate for servicing and repossession in connection with any Contract, if the Servicer is not then in possession of the Contracts and Contract Files, the Trustee shall, upon written request of a Servicing Officer and delivery to the Trustee of a receipt signed by such Servicing Officer, cause the original Contract and the related Contract File to be released to the Servicer and shall execute such documents as the Servicer shall deem reasonably necessary to the prosecution of any such proceedings. Such receipt shall obligate the Servicer to return the original Contract and the related Contract File to the Trustee when the need by the Servicer has ceased unless the Contract shall be repurchased as described in SECTION 9.07. Upon request of a Servicing Officer, the Trustee shall perform such other acts as reasonably requested by the Servicer and otherwise cooperate with the Servicer in the enforcement of the Certificateholders' rights and remedies with respect to the Contracts.

     SECTION 5.08. COSTS AND EXPENSES. All costs and expenses incurred by the Servicer in carrying out its duties hereunder, fees and expenses of accountants and payments of all fees and expenses incurred in connection with the enforcement of Contracts (including enforcement of Defaulted Contracts and repossessions of Financed Vehicles securing such Contracts) and all other fees and expenses not expressly stated hereunder to be for the account of the Issuer shall be paid by the Servicer and the Servicer shall not be entitled to reimbursement hereunder except as otherwise provided in SECTION 5.06(a).

     SECTION 5.09. MAINTENANCE OF SECURITY INTERESTS IN FINANCED VEHICLES. The Servicer shall take such steps as are necessary to maintain continuous perfection and the first priority of the security interest created by each Contract in the related Financed Vehicle. The Trustee hereby authorizes the Servicer to take such steps as are necessary to perfect such security interest and to maintain the first priority thereof in the event of a relocation of a Financed Vehicle or for any other reason.

     SECTION 5.10. MAINTENANCE OF INSURANCE. The Servicer shall, at its own cost and expense, during the term of its service as Servicer maintain in force an insurance policy or financial guarantee bond to protect against losses due to errors and omissions by the Servicer in the performance of its duties hereunder. Such insurance policy or financial guarantee bond shall be in form and in an amount as is generally customary among Persons which service a portfolio of automobile retail installment sale contracts and which are generally regarded as servicers acceptable to institutional investors.

                                    ARTICLE SIX

                                   THE DEPOSITOR

     SECTION 6.01.  COVENANTS OF THE DEPOSITOR.

          (a) CORPORATE EXISTENCE. During the term of this Agreement, the Depositor will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Transaction Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

          (b) ARM'S LENGTH TRANSACTIONS. During the term of this Agreement, all transactions and dealings between the Depositor and its Affiliates will be conducted on an arm's-length basis.

          (c) NO OTHER BUSINESS. The Depositor shall not engage in any business other than financing, purchasing, owning, selling and managing the Contracts in the manner contemplated by this Agreement and the other Transaction Documents and activities incidental thereto.

          (d) NO BORROWING. The Depositor shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for any Indebtedness permitted by or arising under the Transaction Documents. The proceeds of the Certificates shall be used exclusively to fund the Depositor's purchase of the Contracts and the other assets specified in this Agreement and to pay the transactional expenses of the Depositor.

          (e) GUARANTEES, LOANS ADVANCES AND OTHER LIABILITIES. Except as otherwise contemplated by the Transaction Documents, the Depositor shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuming another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, any other interest in, or make any capital contribution to, any other Person.

          (f) CAPITAL EXPENDITURES. The Depositor shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

          (g) RESTRICTED PAYMENTS. Except as permitted by the Transaction Documents, the Depositor shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to any owner of an equity interest in the Depositor, (ii) redeem, purchase, retire or otherwise acquire for value any such equity interest or security or
     (iii) set aside or otherwise segregate any amounts for any such purpose.

     SECTION 6.02. LIABILITY OF DEPOSITOR; INDEMNITIES. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement.

     The Depositor shall indemnify, defend and hold harmless the Trustee and the Servicer from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Transaction Documents, including any sales, gross receipts, general corporation, tangible personal property, Illinois personal property replacement privilege or license taxes (but, in the case of the Trustee, not including any taxes asserted with respect to, and as of the date of, the transfer of the Contracts to the Trustee or the issuance and original sale of the Certificates, or asserted with respect to ownership of the Contracts, or federal or other income taxes arising out of distributions on the Certificates) and costs and expenses in defending against the same.

     The Depositor shall indemnify, defend and hold harmless the Trustee and the Certificateholders from and against any loss, liability or expense incurred by reason of the Depositor's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement.

     The Depositor shall indemnify, defend and hold harmless the Trustee from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein, except to the extent that such cost, expense, loss, claim, damage or liability shall be due to the willful misfeasance, bad faith or negligence of the Trustee or shall arise from the breach by the Trustee of any of its representations or warranties set forth herein.

     Indemnification under this Section shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Depositor shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Depositor without interest.

     SECTION 6.03. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, DEPOSITOR; CERTAIN LIMITATIONS.

     Notwithstanding any other provision in this Section and any provision of law, the Depositor shall not do any of the following:

          (i) engage in any business or activity other than as set forth in its Articles of Incorporation;

          (ii) without the affirmative vote of a majority of the members of the Board of Directors of the Depositor (which must include the affirmative vote of at least one duly appointed Independent director) (A) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (B) consent to the institution of bankruptcy or insolvency proceedings against it, (C) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the corporation or a substantial part of its property, (E) make a general assignment for the benefit of creditors, (F) admit in writing its inability to pay its debts generally as they become due, or (G) take any corporate action in furtherance of the actions set forth in clauses (A) through (F) above; PROVIDED, HOWEVER, that no director may be required by any shareholder of the Depositor to consent to the institution of bankruptcy or insolvency proceedings against the Depositor so long as it is solvent; or

          (iii) merge or consolidate with any other corporation, company or entity or sell all or substantially all of its assets or acquire all or substantially all of the assets or capital stock or other ownership interest of any other corporation, company or entity.

     SECTION 6.04. LIMITATION ON LIABILITY OF DEPOSITOR AND OTHERS. The Depositor and any director or officer or employee or agent of the Depositor may rely in good faith on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor and any director or officer or employee or agent of the Depositor shall be reimbursed by the Trustee for any contractual damages, liability or expense incurred by reason of the Trustee's willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of their respective duties hereunder, or by reason of reckless disregard of their respective obligations and duties hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

     SECTION 6.05.  DEPOSITOR NOT TO RESIGN.  Subject to the provisions of
SECTION 6.03, the Depositor shall not resign from the obligations and duties hereby imposed on it as Depositor hereunder.

     SECTION 6.06. DEPOSITOR MAY OWN CERTIFICATES. The Depositor and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Certificates with the same rights as it would have if it were not the Depositor or an Affiliate thereof, except as expressly provided herein or in any Transaction Document. Certificates so owned by or pledged to the Depositor or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Certificates, as the case may be.

                                   ARTICLE SEVEN

                                      REPORTS

     SECTION 7.01. MONTHLY REPORTS. No later than 10:00 a.m. Chicago, Illinois time on each Determination Date, the Servicer shall cause the Trustee and each Rating Agency to receive a "MONTHLY REPORT" substantially in the form of EXHIBIT I hereto.

     SECTION 7.02. OFFICER'S CERTIFICATE. On or before [ _____________ ] of each year, the Servicer shall deliver the Trustee and Rating Agency a certificate of a Servicing Officer substantially in the form of EXHIBIT F, certifying the accuracy of the Monthly Reports delivered during the preceding year and that no Servicer Default or event that with notice or lapse of time or both would become an Servicer Default has occurred, or if such event has occurred and is continuing, specifying the event and its status.

     SECTION 7.03. OTHER DATA. In addition, the Depositor and the Servicer shall, on request of the Trustee, Moody's or Standard & Poor's, furnish the Trustee, Moody's or Standard & Poor's, as the case may be, such underlying data as may be reasonably requested.

     SECTION 7.04.  ANNUAL REPORT OF ACCOUNTANTS.

          (a) The Servicer shall cause a firm of nationally recognized independent certified public accountants (the "INDEPENDENT ACCOUNTANTS"), who may also render other services to the Servicer or to the Depositor, to deliver to the Trustee and each Rating Agency, on or before March 31 (or 90 days after the end of the Servicer's fiscal year, if other than December
     31) of each year, beginning on __________, 2000, with respect to the twelve months ended the immediately preceding December 31 (or other applicable date), a statement (the "ACCOUNTANT'S REPORT") addressed to the Board of Directors of the Servicer to the Trustee to the effect that such firm has audited the financial statements of the direct or indirect parent of the Servicer and issued its report thereon and that such audit

               (1) was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances;

               (2) included an examination of documents and records relating to the servicing of motor vehicle retail installment sales contracts under pooling and servicing agreements substantially similar to one another (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby, including this Agreement);

               (3) included an examination of the delinquency and loss statistics relating to Servicer's portfolio of motor vehicle retail installment sales contracts; and

               (4) except as described in the statement, disclosed no exceptions or errors in the records relating to motor vehicle loans serviced for others that, in the firm's opinion, generally accepted auditing standards requires such firm to report.

The Accountant's Report shall further state that

          (1) a review in accordance with agreed upon procedures was made of one randomly selected Monthly Report; and

          (2) except as disclosed in the Report, no exceptions or errors in the Monthly Report so examined were found.

          (b) The Accountant's Report shall also indicate that the firm is independent of the Seller and the Servicer and the Servicer's direct or indirect parent within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

     SECTION 7.05. ANNUAL STATEMENT OF COMPLIANCE FROM SERVICER. The Servicer will deliver to the Trustee and each of the Rating Agencies, on or before January 31 of each year commencing January 31, 2001, an Officer's Certificate stating that (a) a review of the activities of the Servicer during the prior calendar year and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (b) to such officer's knowledge, based on such review, the Servicer has fully performed all its obligations under this Agreement, or, if there has been a default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate may be obtained by any Certificateholder by a request in writing to the Trustee.

     SECTION 7.06. MONTHLY STATEMENTS TO CERTIFICATEHOLDERS. (a) On or before each Determination Date, the Servicer shall prepare and, concurrently with each distribution to Certificateholders, deliver to the Trustee and the Trustee shall cause to be delivered and mailed to each Certificateholder at the address appearing on the Certificate Register a statement as of the related Distribution Date setting forth (the "MONTHLY REPORT"):

               (i) the Class A Principal Distributable Amount and the Class B Principal Distributable Amount;

               (ii) the Class A Interest Distributable Amount and the Class B Interest Distributable Amount;

               (iii) the amount of the Class A and Class B Principal and Interest Carryover Shortfalls, if any, for the next succeeding Distribution Date and the change in the Class A and Class B Principal and Interest Carryover Shortfalls from such Distribution Date;

               (iv) the amount distributable on such date and allocable to the Yield Supplement Deposit;

               (v) the Pool Balance as of the close of business on the last day of the related Due Period;

               (vi) the amount of fees payable on such Distribution Date, separately identifying the Monthly Servicing Fee and the Trustee Fee;

               (vii) the amount otherwise distributable to the Class B Certificateholders that will be distributed to the Class A Certificateholders on such Distribution Date;

               (viii) the remaining Class A Certificate Balance and Class B Certificate Balance after giving effect to the distribution of principal to be made on such Distribution Date;

               (ix) the Class A Pool Factor, the Class A Certificate Factor, the Class B Pool Factor and the Class B Certificate Factor immediately before and immediately after such Distribution Date;

               (x) the amount of Advances made by the Servicer in respect of the related Contracts and the related Due Period and the amount of unreimbursed Advances in respect of the related Contracts determined by the Servicer to be a Defaulted Contract;

               (xi) the amounts on deposit in the Yield Supplement Account;

               (xii)  the Reserve Fund Requisite Amount; and

               (xiii) the amount of the distributions described in (i) or (ii) above payable with funds withdrawn from the Reserve Fund and the amount remaining in the Reserve Fund after giving effect to all deposits and withdrawals from the Reserve Fund on such date.

          (b) Within the prescribed period of time for tax reporting purposes after the end of each calendar year, the Servicer shall prepare and the Trustee shall mail to each Certificateholder of record at any time during such year a report as to the aggregate amounts reported pursuant to subsections (a)(i), (ii) and (viii) of this SECTION 7.06, attributable to such Certificateholder.

                                   ARTICLE EIGHT

                         SERVICER DEFAULT; SERVICE TRANSFER

     SECTION 8.01. SERVICER DEFAULT. "SERVICER DEFAULT" means the occurrence of any of the following:

          (a) Any failure by the Servicer (i) to make any payment or deposit required to be made hereunder or (ii) to direct the Trustee to make any payment or distribution required to be made hereunder and the continuance of such failure for a period of five (5)

     Business Days after receipt of written notice from the Trustee or discovery by the Servicer thereof;

          (b) Failure on the Servicer's part to observe or perform in any material respect any covenant or agreement set forth herein (other than a covenant or agreement, the breach of which is specifically addressed elsewhere in this Agreement) which (i) materially and adversely affects the rights of the Certificateholders and (ii) continues unremedied for thirty
     (30) days after receipt of written notice from the Trustee or by Certificateholders with aggregate Fractional Interests representing 25% or more of the Issuer;

          (c) An involuntary case under any applicable bankruptcy, insolvency or other similar law shall have been commenced in respect of the Servicer and shall not have been dismissed within 60 days, or a court having jurisdiction in the premises shall have entered a decree or order for relief in respect of the Servicer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Servicer, or for any substantial liquidation or winding up of its affairs;

          (d) The Servicer shall have commenced a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall have consented to the entry of an order for relief in an involuntary case under any such law, or shall have consented to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Servicer or for any substantial part of its property, or shall have made any general assignment for the benefit of its creditors, or shall have failed to, or admitted in writing its inability to, pay its debts as they become due, or shall have taken any corporate action in furtherance of the foregoing;

          (e) Any representation, warranty or statement of the Servicer made in this Agreement, or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made and the incorrectness of such representation, warranty or statement has a material adverse effect on the Certificateholders and, within 30 days after written notice thereof shall have been given to the Servicer by either the Trustee or by the Certificateholders with aggregate Fractional Interests representing 25% or more of the Issuer, the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured.

     SECTION 8.02. WAIVER OF SERVICER DEFAULT. Certificateholders with aggregate Fractional Interests representing more than 50% or more of the Issuer, may, by written notice delivered to the parties hereto, waive any Servicer Default other than a Servicer Default described in SECTION 8.01(a).

     SECTION 8.03. SERVICE TRANSFER. (a) If a Servicer Default has occurred and is continuing and has not been waived pursuant to SECTION 8.02, (x) Certificateholders with aggregate Fractional Interests representing more than 50% of the Issuer or (y) the Trustee may, by written notice delivered to the parties hereto, terminate all (but not less than all) of the Servicer's management, administrative, servicing, custodial and collection functions (such termination being herein called a "SERVICE TRANSFER").

          (b) Upon receipt of the notice required by SECTION 8.03(a) (or, if later, on a date designated therein), all rights, benefits, fees, indemnities, authority and power of the Servicer under this Agreement, whether with respect to the Contracts, the Contract Files or otherwise, shall pass to and be vested in the Trustee (the "SUCCESSOR SERVICER") pursuant to and under this SECTION 8.03; and, without limitation, the Successor Servicer is authorized and empowered to execute and deliver on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do any and all acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer agrees to cooperate with the Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Successor Servicer for administration by it of all cash amounts which shall at the time be held by the Servicer for deposit, or have been deposited by the Servicer, in the Collection Account, or for its own account in connection with its services hereafter or thereafter received with respect to the Contracts. The Servicer shall transfer to the Successor Servicer (i) all records held by the Servicer relating to the Contracts in such electronic form as the Successor Servicer may reasonably request and (ii) any Contract Files in the Servicer's possession. In addition, the Servicer shall permit access to its premises (including all computer records and programs) to the Successor Servicer or its designee, and shall pay the reasonable transition expenses of the Successor Servicer. Upon a Service Transfer, the Successor Servicer shall also be entitled to receive the Monthly Servicing Fee for performing the obligations of the Servicer.

     SECTION 8.04. SUCCESSOR SERVICER TO ACT; APPOINTMENT OF SUCCESSOR SERVICER. On and after a Service Transfer pursuant to SECTION 8.03, the Successor Servicer shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and the terminated Servicer shall be relieved of such responsibilities, duties and liabilities arising after such Service Transfer; PROVIDED, HOWEVER, that (i) the Successor Servicer will not assume any obligations of the Servicer described in
SECTION 8.08 and (ii) the Successor Servicer shall not be liable for any acts or omissions of the Servicer occurring prior to such Service Transfer or for any breach by the Servicer of any of its representations and warranties contained herein or in any related document or agreement. Notwithstanding the above, if the Successor Servicer is legally unable or unwilling to act as Servicer, it may appoint or petition a court of competent jurisdiction to appoint an established financial institution (x) having a net worth of not less than $100,000,000 as of the last day of the most recent fiscal quarter for such institution and (y) whose regular business shall include the servicing of automobile receivables, to act as Servicer. As compensation therefor, the Successor Servicer shall be entitled to receive reasonable compensation equal to the Monthly Servicing Fee. The Trustee and such Successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. To the extent the terminated Servicer has made Advances, it shall be entitled to reimbursement of the same notwithstanding its termination hereunder, to the same extent as if it had continued to service the Contracts hereunder.

     SECTION 8.05. NOTIFICATION TO CERTIFICATEHOLDERS. (a) Promptly following the occurrence of any Servicer Default, the Servicer shall give written notice thereof to the Trustee, the Depositor, and each Rating Agency at the addresses described in SECTION 13.08. The Trustee shall give written notice thereof to the Certificateholders at their respective addresses appearing on the Certificate Register.

          (b) Within 10 days following any termination or appointment of a Successor Servicer pursuant to this ARTICLE VIII, the Trustee shall give written notice thereof to each Rating Agency and the Depositor at the addresses described in SECTION 13.08, and to the Certificateholders at their addresses appearing on the Certificate Register.

     SECTION 8.06. EFFECT OF TRANSFER. (a) After a Service Transfer, the terminated Servicer shall have no further obligations with respect to the management, administration, servicing, custody or collection of the Contracts and the Successor Servicer appointed pursuant to SECTION 8.04 shall have all of such obligations, except that the terminated Servicer will transmit or cause to be transmitted directly to the Successor Servicer for its own account, promptly on receipt and in the same form in which received, any amounts (properly endorsed where required for the Successor Servicer to collect them) received as payments upon or otherwise in connection with the Contracts.

          (b) A Service Transfer shall not affect the rights and duties of the parties hereunder (including but not limited to the indemnities of the Servicer), other than those relating to the management, administration, servicing, custody or collection of the Contracts.

     SECTION 8.07. DATABASE FILE. The Servicer will provide the Successor Servicer with a magnetic tape containing the database file for each Contract (i) as of the Cutoff Date, (ii) thereafter, as of the last day of the preceding Due Period on each Determination Date prior to a Servicer Default and (iii) on and as of the Business Day before the actual commencement of servicing functions by the Successor Servicer following the occurrence of a Servicer Default.

     SECTION 8.08. SUCCESSOR SERVICER INDEMNIFICATION. The Servicer shall defend, indemnify and hold the Successor Servicer and any officers, directors, employees or agents of the Successor Servicer harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees, and expenses that the Successor Servicer may sustain in connection with the claims asserted at any time by third parties against the Successor Servicer which result from (i) any willful or grossly negligent act taken or omission by the Servicer or (ii) a breach of any representations of the Servicer in SECTION 3.02 hereof. The indemnification provided by this SECTION 8.08 shall survive the termination of this Agreement.

     SECTION 8.09. RESPONSIBILITIES OF THE SUCCESSOR SERVICER. The Successor Servicer will not be responsible for delays attributable to the Servicer's failure to deliver information, defects in the information supplied by the Servicer or other circumstances beyond the control of the Successor Servicer.

     The Successor Servicer will make arrangements with the Servicer for the prompt and safe transfer of, and the Servicer shall provide to the Successor Servicer, all necessary servicing files and records, including (as deemed necessary by the Successor Servicer at such time): (i) microfiche loan documentation, (ii) servicing system tapes, (iii) Contract payment history, (iv) collections history and (v) the trial balances, as of the close of business on the day immediately preceding conversion to the Successor Servicer, reflecting all applicable loan information.

     The Successor Servicer shall have no responsibility and shall not be in default hereunder nor incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties under this Agreement if any such failure or delay results from the Successor Servicer acting in accordance with information prepared or supplied by a Person other than the Successor Servicer or the failure of any such Person to prepare or provide such information. The Successor Servicer shall have no responsibility, shall not be in default and shall incur no liability (i) for any act or failure to act by any third party, including the Servicer, the Depositor or the Trustee or for any inaccuracy or omission in a notice or communication received by the Successor Servicer from any third party or (ii) which is due to or results from the invalidity, unenforceability of any Contract with applicable law or the breach or the inaccuracy of any representation or warranty made with respect to any Contract.

     SECTION 8.10.  LIMITATION OF LIABILITY OF SERVICER.

          (a) Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Trustee or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; PROVIDED, HOWEVER, that this provision shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

          (b) Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to service the Contracts in accordance with this Agreement, and that in its opinion may cause it to incur any expense or liability; PROVIDED, HOWEVER, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of the Transaction Documents and the rights and duties of the parties to the Transaction Documents and the interests of the Certificateholders. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Servicer and the Servicer will not be entitled to be reimbursed therefor.

     SECTION 8.11. MERGER OR CONSOLIDATION OF SERVICER. Any Person into which the Servicer may be merged or consolidated, or any corporation, or other entity resulting from any merger conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to all or substantially of the business of the Servicer (which Person assumes the obligations of the Servicer), shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall give prior written notice of any such merger or consolidation to which it is a party to the Trustee and the Rating Agencies.

     SECTION 8.12. SERVICER NOT TO RESIGN. Subject to the provisions of SECTION 8.03, Servicer shall not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of Servicer shall be communicated to the Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Trustee shall have assumed the responsibilities and rights of the predecessor Servicer in accordance with
SECTION 8.04.

     SECTION 8.13. APPOINTMENT OF SUBSERVICER. So long as Premier Auto Finance, Inc. acts as the Servicer, the Servicer may at any time without notice or consent (a) subcontract substantially all its duties under this Agreement to any corporation more than 50% of the voting stock of which is owned, directly or indirectly, by Aon Corporation or (b) perform specific duties as servicer under this Agreement through other subcontractors; PROVIDED, HOWEVER, that, in each case, no such delegation or subcontracting shall relieve the Servicer of its responsibilities with respect to such duties as to which the Servicer shall remain primarily responsible with respect thereto.

                                    ARTICLE NINE

                          DISTRIBUTIONS, RESERVE FUND AND
                              YIELD SUPPLEMENT ACCOUNT

     SECTION 9.01. Monthly Distributions. (a) Each Certificateholder as of the related Record Date shall be paid on the next succeeding Distribution Date by check mailed first-class, postage prepaid, to such Person's address as it appears on the Certificate Register on such Record Date, except that, unless Definitive Certificates have been issued pursuant to Section 10.09, with respect to the Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee, except for the final installment of principal payable with respect to such Certificate on a Distribution Date or on the related Final Scheduled Distribution Date, as the case may be, which shall be payable as provided below.

          (b) The Trustee shall serve as the paying agent hereunder (the "Paying Agent") and shall make the distributions to the Certificateholders required hereunder. The Trustee hereby agrees that all amounts held by it for distribution hereunder will be held in trust for the benefit of the Certificateholders.

     SECTION 9.02. FEES. The Trustee shall be paid the Trustee's Fee and the Servicer shall be paid the Monthly Servicing Fee, each of which shall be paid solely from the monies and in accordance with the priorities described in
SECTION 9.04(b). No recourse may be had to the Seller, Depositor, Trustee, Servicer, or any of their respective Affiliates in the event that amounts available under SECTION 9.04(b) are insufficient for payment of the Trustee Fee and the Monthly Servicing Fee.

     SECTION 9.03. ADVANCES. On each Determination Date, the Servicer shall compute the amount of Delinquent Interest for the immediately preceding Due Period. Not later than each Determination Date, the Servicer shall advance (each, an "ADVANCE") Delinquent Interest for such Due Period by depositing such amount in the Collection Account, PROVIDED, HOWEVER, that the Servicer shall be obligated to advance in respect of a Contract only to the extent that the Servicer, in its sole discretion, expects that such advance would not be an Uncollectible Advance. The Servicer shall indicate on each Monthly Report (i) the amount of Delinquent Interest, if any, for the related Due Period and (ii) the amount of the Advance, if any, made by the Servicer in respect of the Delinquent Interest pursuant to this SECTION 9.03. If the amount of such Advance is less than the amount of the Delinquent Interest, the relevant Monthly Report shall be accompanied by a certificate of a Servicing Officer setting forth in reasonable detail the basis for the determination by the Servicer that the portion of the Delinquent Interest not advanced would be an Uncollectible Advance. By each Determination Date, the Servicer shall determine the amount of prior unreimbursed Advances for which it shall be entitled to be reimbursed (such amount, the "REIMBURSEMENT AMOUNT"). The Servicer shall be entitled to be reimbursed for an Advance made in respect of a delinquent payment under a Contract on the earlier of (i) the Distribution Date following the Due Period in which that delinquent payment was paid and (ii) the Distribution Date following the Due Period in which that Contract became a Defaulted Contract.

     SECTION 9.04. DISTRIBUTIONS. (a) On each Distribution Date, the Servicer shall determine the amount of the Available Amounts for the related Distribution Date and shall calculate the Available Interest, the Available Principal, the Class A Distributable Amount, the Class B Distributable Amount, and all other distributions to be made on the related Distribution Date.

          (b) On each Distribution Date, the Trustee will, based on the information in the Monthly Report, distribute the following amounts in the following order of priority:

               (i) from Available Interest, the Reimbursement Amount to the Servicer;

               (ii) from Available Interest, the Servicing Fee for the related Due Period to the Servicer;

               (iii) from Available Interest, any accrued and unpaid Trustee Fee with respect to one or more prior Due Periods;

               (iv) to the Class A Certificateholders of record, from Available Interest, an amount equal to the Class A Interest Distributable Amount for such Distribution Date and, if such Available Interest is insufficient, the Class A

          Certificateholders will receive such shortfall first, from monies on deposit in the Reserve Fund and second, if such amounts are still insufficient, from the Class B Percentage of Available Principal;

               (v) to the Class B Certificateholders of record, from Available Interest, an amount equal to the Class B Interest Distributable Amount for such Distribution Date and, if such Available Interest is insufficient, the Class B Certificateholders will receive such shortfall from monies on deposit in the Reserve Fund;

               (vi) to the Class A Certificateholders of record, from Available Amounts, an amount equal to the Class A Principal Distributable Amount for such Distribution Date and, if such Available Amounts are insufficient, the Class A Certificateholders will receive such shortfall from monies on deposit in the Reserve Fund;

               (vii) to the Class B Certificateholders of record, from Available Amounts, an amount equal to the Class B Principal Distributable Amount for such Distribution Date and, if such Available Amounts are insufficient, the Class B Certificateholders will receive such shortfall from monies on deposit in the Reserve Fund; and

               (viii) any remaining Available Amounts after the payments described in clauses (i) through (vii) above shall be paid to the Reserve Agent for deposit in the Reserve Fund.

     Notwithstanding anything herein to the contrary, no amount shall be paid to the Certificateholders in respect of any Yield Supplement Deposit with respect to a Contract, except to the extent of amounts withdrawn from the Yield Supplement Account and deposited in the Collection Account or paid to the Collection Account by the Depositor pursuant to the Yield Supplement Agreement; PROVIDED, HOWEVER, that, if an insufficiency of funds in the Yield Supplement Account would result in a shortfall of interest, the amount of such shortfall shall be withdrawn from the Reserve Fund and deposited in the Collection Account prior to such Distribution Date.

     Any monies intended for the payment of Class A Distributable Amounts or Class B Distributable Amounts but which remain unclaimed by Certificateholders for a period of two years after the Final Scheduled Distribution Date shall, upon the written request of the Depositor, be paid to the Depositor, and such Certificateholders shall thereafter look only to the Depositor for payment, and then only to the extent of the amounts so received without interest thereon; PROVIDED, HOWEVER, that within thirty days prior to the expiration of the two-year period mentioned above, the Trustee, before being required to make any such repayment, may, at the expense of the Depositor, cause to be published in a financial journal a notice that after a date named therein said monies will be returned to the Depositor.

     SECTION 9.05. WITHDRAWAL FROM RESERVE FUND TO COVER A SHORTFALL. On the Business Day immediately preceding each Distribution Date, the Servicer shall instruct the Trustee in writing (based on the information contained in the Monthly Report delivered on the related Determination Date pursuant to SECTION 7.06) on such Distribution Date to withdraw from the Reserve Account an amount equal to the Shortfall with respect to such Distribution Date and apply such funds in the following order of priority: first, to the amount of such Shortfall relating to the Class A Certificate Interest Distributable Amount, second, to the amount of such Shortfall relating to the Class A Certificate Interest Distributable Amount; third, to the amount of such Shortfall relating to the Class B Certificate Principal Distributable Amount; and fourth, to the amount of such Shortfall relating to the Class B Certificate Principal Distributable Amount. On each Distribution Date, the Trustee shall withdraw funds from the Reserve Fund and apply them in accordance with the Servicer's instructions.

     SECTION 9.06. REPURCHASES OF CONTRACTS FOR BREACH OF REPRESENTATIONS AND WARRANTIES. Upon a discovery by the Servicer, the Depositor or the Trustee of a breach of a representation or warranty of the Depositor as set forth in SECTION 3.01(a) or of the Seller as set forth in EXHIBIT J hereto that materially adversely affects the Certificateholder's interest in such Contract (without regard to the benefits of the Reserve Fund), the party discovering the breach shall give prompt written notice to the other parties PROVIDED, that the Trustee shall have no duty or obligation to inquire or to investigate the breach by the Seller of any of such representations or warranties. Unless the breach shall have been cured by the last day of the Due Period following the Due Period in which the Depositor becomes aware, or should have become aware, or receives written notice from the Trustee or Servicer of such breach, the Depositor in accordance with this SECTION 9.06, shall repurchase such Contract as of the last day of such Due Period at its Repurchase Price, by depositing such Repurchase Price in the Collection Account on the related Distribution Date. The repurchase obligation described in this SECTION 9.06 is in no way to be satisfied with monies in the Reserve Fund.

     SECTION 9.07. SELLER'S REPURCHASE OPTION. As provided in the Transfer and Sale Agreement, on written notice to the Indenture Trustee at least 20 days prior to a Distribution Date, and provided that the aggregate unpaid principal balance of the Class A Certificates and the Class B Certificates on such Distribution Date is less than 10% of the aggregate Principal Balance as of the Cutoff Date, the Seller, through the Depositor, may (but is not required to) repurchase on that Distribution Date pursuant to the Transfer and Sale Agreement all outstanding Contracts (and related Contract Assets) at a price equal to the aggregate unpaid principal balance of the Class A Certificates and the Class B Certificates as of that Distribution Date plus the aggregate of the Certificate Interest Distributable Amount for the current Distribution Date, the Reimbursement Amount (if any) as well as accrued and unpaid Monthly Servicing Fees and the Trustee Fees to the date of such repurchase. Such price will be deposited in the Collection Account not later than one (1) Business Day before such Distribution Date, against the Trustee's release of the Contracts and the Contract Files to the Seller.

     SECTION 9.08. REASSIGNMENT OF REPURCHASED CONTRACTS. Upon receipt by the Trustee for deposit in the Collection Account of the Repurchase Price as described in SECTION 9.06 or SECTION 9.07, and upon receipt of a certificate of a Servicing Officer in the form attached hereto as EXHIBIT G, the Trustee shall assign to the Seller all of the Issuer's right, title and interest in the repurchased Contract without recourse, representation or warranty, except as to the absence of liens, charges or encumbrances created by or arising as a result of actions of the Trustee.

     SECTION 9.09. YIELD SUPPLEMENT ACCOUNT. Pursuant to the Yield Supplement Agreement, the Depositor shall establish and maintain with the Trustee for the benefit of the Certificateholders a separate trust account in the name of the Trustee (the "YIELD SUPPLEMENT ACCOUNT"), or such other account as may be acceptable to the Rating Agencies. The Yield Supplement Account (or such other account acceptable to the Rating Agencies) shall not be part of the Trust Corpus. Subject to the limitations set forth in the Yield Supplement Agreement, the Depositor hereby conveys and transfers to the Trustee the Yield Supplement Account, all funds on deposit therein and all proceeds thereof.

                                    ARTICLE TEN

                                  THE CERTIFICATES

     SECTION 10.01. THE CERTIFICATES. The Certificates shall be substantially in the form of EXHIBIT A. Certificates shall be issued in denominations of $1,000 and any integral multiple of $1,000 in excess thereof, except that one Certificate may be issued in a denomination representing the remainder of the Class A Initial Certificate Balance and the remainder of the Class B Initial Certificate Balance. Each Certificate shall be executed by the Trustee on behalf of the Issuer by the manual or facsimile signature of a duly authorized Responsible Officer or authorized signatory of the Trustee. Certificates bearing the signatures of individuals who were at any time the proper officers or authorized signatories of the Trustee shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices or positions prior to the authentication and delivery of such Certificates or did not hold such offices or positions at the date of such Certificates. No Certificate shall entitle the Certificateholder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate an authentication substantially in the form set forth in Exhibit A-1 or A-2 hereto as applicable, executed by the Trustee by manual or facsimile signature; such authentication shall constitute conclusive evidence that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     SECTION 10.02. EXECUTION, AUTHENTICATION AND DELIVER OF CERTIFICATES. The Trustee shall deliver to, or upon the order of, the Depositor, in exchange for the Contract Assets, the other assets of the Issuer and the pledge of the Reserve Fund and Yield Supplement Account and amounts on deposit therein, simultaneously with the sale, assignment and transfer to the Trustee of the Contracts, the constructive delivery to the Trustee of the Contract Files and the delivery to the Trustee of the other components of the Issuer, Certificates duly executed by the Trustee, on behalf of the Issuer, and authenticated by the Trustee in authorized denominations equaling in the aggregate the Pool Balance as of the Cutoff Date, and evidencing the entire ownership of the Issuer.

     SECTION 10.03. REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES. (a) The Trustee shall keep at the office or agency to be maintained by it in accordance with SECTION 13.03 a "CERTIFICATE REGISTER" in which the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee initially appoints itself to be the "CERTIFICATE REGISTRAR" and transfer agent for the purpose of registering Certificates and transfers and exchanges of Certificates as provided herein. The Trustee will give prompt written notice to Certificateholders and the Servicer of any change in the Certificate Registrar.

          (b) At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate original denomination, upon surrender of the Certificates to be exchanged at the office of the Trustee referred to in Subsection (a) above. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall be duly endorsed by, or shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the holder thereof or his or her attorney duly authorized in writing, which signature on such assignment must be guaranteed by a commercial bank or trust company or a member firm of a national securities exchange.

     SECTION 10.04. NO CHARGE; DISPOSITION OF VOID CERTIFICATES. No service charge shall be made to a Certificateholder for any transfer or exchange of Certificates, but the Certificate Registrar or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates. All Certificates surrendered for transfer and exchange shall be disposed of in a manner approved by the Trustee.

     SECTION 10.05. MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If (a) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) the Certificateholder delivers to the Certificate Registrar, the Depositor and the Trustee (at the expense of the Certificateholder) such security or indemnity as may be required by each to save it harmless, then in the absence of notice to the Certificate Registrar or the Trustee that such Certificate has been acquired by a protected purchaser, within the meaning of Section 8-303 of the UCC, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and original denomination. Upon the issuance of any new Certificate under this SECTION 10.05, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. Any duplicate Certificate issued pursuant to this SECTION 10.04 shall constitute complete and indefeasible evidence of ownership of the related Fractional Interest, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any later time.

     SECTION 10.06. PERSONS DEEMED OWNERS. Prior to due presentation of a Certificate for registration of transfer, the Trustee, the Paying Agent and the Certificate Registrar may treat the person in whose name any Certificate is registered on the Certificate Register as the owner of such Certificate for the purpose of receiving remittances pursuant to SECTION 9.01 and for all other purposes whatsoever, and none of the Trustee, the Certificate Registrar, the Paying Agent or any agent of the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

     SECTION 10.07. ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES. The Certificate Registrar will furnish to the Trustee, the Depositor and the Servicer, within five days after receipt by the Certificate Registrar of a request therefor from the Trustee or the Certificateholder in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If, at such time, if any, as Definitive Certificates have been issued, Certificateholders with aggregate Fractional Interests representing 25% or more of the Issuer, (hereinafter referred to as "APPLICANTS") apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such Applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such list is as of a date more than 90 days prior to the date of receipt of such Applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such Applicants access to such list promptly upon receipt. Every Certificateholder, by receiving and holding a Certificate, agrees with the Certificate Registrar and the Trustee that none of the Depositor, the Certificate Registrar or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

     SECTION 10.08. AUTHENTICATING AGENTS. By written instrument, the Trustee may appoint one or more Authenticating Agents (each, an "AUTHENTICATING AGENT") with power to act on its behalf and subject to its direction in the authenticating of the Certificates. For all purposes of this Agreement, the authentication of Certificates by an Authenticating Agent pursuant to this
SECTION 10.08 shall be deemed to be the authentication of Certificates "by the Trustee."

     SECTION 10.09. BOOK-ENTRY CERTIFICATES. The Class A Certificates and the Class B Certificates, upon original issuance, will be issued in the form of typewritten Certificates representing the Book-Entry Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency (or a custodian therefor), by, or on behalf of, the Depositor. The Class A Certificates and the Class B Certificates delivered to The Depository Trust Company, shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Certificateholder will receive a definitive certificate representing such Certificate Owner's interest in the Class A Certificates or the Class B Certificates, except as provided in SECTION 10.11. Unless and until definitive, fully registered Certificates (the "DEFINITIVE CERTIFICATES") have been issued to Certificateholders pursuant to SECTION 10.11:

          (i) the provisions of this SECTION 10.09 shall be in full force and effect;

          (ii) the Depositor, the Servicer, the Certificate Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Class A Certificates and the Class B Certificates) as the authorized representative of the Certificateholders;

          (iii) to the extent that the provisions of this SECTION 10.09 conflict with any other provisions of this Agreement, the provisions of this SECTION
     10.09 shall control;

          (iv) the rights of Certificateholders shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Certificateholders and the Clearing Agency and/or the Clearing Agency Participants and all references in this Agreement to actions by Certificateholders shall refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Certificateholders shall refer to distributions, notices, reports and statements to the Clearing Agency, as registered holder of the Certificates, as the case may be, for distribution to the beneficial owners of the Certificates in accordance with the procedures of the Clearing Agency. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to SECTION 10.11, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Class A Certificates and the Class B Certificates to such Clearing Agency Participants; and

          (v) whenever this Agreement requires or permits actions to be taken based upon instructions or directions of Holders evidencing a Fractional Interest, the Clearing Agency shall be deemed to represent such Fractional Interest only to the extent that it has received instructions to such effect from Certificateholders and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the Certificates and has delivered such instructions to the Trustee. The Trustee shall have no obligation to ascertain whether the Clearing Agency has in fact received any such instructions.

     SECTION 10.10. NOTICES TO CLEARING AGENCY. Whenever notice or other communication to the Class A Certificateholders or the Class B
Certificateholders are required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificateholders pursuant to
SECTION 10.11, the Trustee and the Servicer shall give all such notices and communications specified herein to be given to Holders of the Class A Certificates and the Class B Certificates to the Clearing Agency.

     SECTION 10.11. DEFINITIVE CERTIFICATES. If (i)(A) the Depositor advises the Trustee in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities, and (B) the Trustee is unable to locate a qualified successor, (ii) the Trustee, at its option, elects to terminate the book-entry system through the Clearing Agency, or (iii) after the occurrence of a Servicer Default, Certificateholders representing beneficial interests aggregating not less than a majority of the Class A Certificate Balance or Class B Certificate Balance, as applicable, advise the Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificateholders of such class, then the Trustee shall notify all Certificateholders of such class of the occurrence of any such event and of the availability of Definitive Certificates to Certificateholders of such class requesting the same. Upon surrender to the Trustee of the Certificates of such class by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall execute and authenticate the applicable Definitive Certificates of such class and deliver such Definitive Certificates in accordance with the instructions of the Clearing Agency. Neither the Depositor, the Certificate Registrar nor the Trustee shall be liable for any delay in delivery of such instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

                                   ARTICLE ELEVEN

                                    INDEMNITIES

     SECTION 11.01. SERVICER INDEMNIFICATION. The Servicer agrees to defend and indemnify the Trustee, the Paying Agent, the Certificateholders and any agents of the Trustee, and the Certificateholders against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation arising out of or resulting from this Agreement or any of the related Transaction Documents, or the use, ownership or operation of any Financed Vehicle by the Servicer or any Affiliate of the Servicer or any breach of the Servicer's covenants set forth in clauses (i) through (iv) of SECTION 5.06(f) or in SECTION 5.06(e). Notwithstanding any other provision of this Agreement, the obligation of the Servicer described in this SECTION 11.01 shall not terminate or be deemed released upon a Service Transfer pursuant to ARTICLE VIII and shall survive any termination of this Agreement.

     SECTION 11.02. LIABILITIES TO OBLIGORS. No obligation or liability to any Obligor under any of the Contracts is intended to be assumed by the Issuer or the Certificateholders under or as a result of this Agreement and the transactions contemplated hereby and, to the maximum extent permitted and valid under mandatory provisions of law, the Issuer and the Certificateholders expressly disclaim any such assumption.

     SECTION 11.03. TAX INDEMNIFICATION. As provided in the Transfer and Sale Agreement, the Seller has agreed to pay, and to indemnify, defend and hold harmless the Issuer, the Trustee and the Certificateholders from any taxes which may at any time be asserted with respect to, and as of the date of, the transfer of the Contracts to the Issuer, including, without limitation, any sales, gross receipts, general corporation, personal property, privilege or license taxes (but not including any federal, state or other taxes arising out of the creation of the Issuer and the issuance of the Certificates) and costs, expenses and reasonable counsel fees in defending against the same, whether arising by reason of the acts to be performed by the Depositor, the Seller or the original Servicer under this Agreement or imposed against a Certificateholder or otherwise. Notwithstanding any other provision of this Agreement, the obligation of the Seller described in this SECTION 11.03 shall not terminate or be deemed released upon a Service Transfer pursuant to ARTICLE VIII and shall survive any termination of this Agreement.

     SECTION 11.04. SERVICER'S INDEMNITIES. The Servicer shall defend and indemnify the Trustee and the Certificateholders against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, in respect of any action taken by such Servicer with respect to any Contract or incurred by reason of the Servicer's willful misfeasance, bad faith or gross negligence (other than errors in judgement) in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement. This indemnity shall survive any Service Transfer (but the original Servicer's obligations under this SECTION 11.04 shall not relate to any actions of any subsequent Servicer after a Service Transfer) and any payment of the amount owing under, or any repurchase by the Seller of, any such Contract and shall survive any termination of this Agreement.

     SECTION 11.05. OPERATION OF INDEMNITIES. Indemnification under this ARTICLE XI shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Servicer has made any indemnity payments to the Trustee pursuant to this ARTICLE XI and the Trustee thereafter collects any of such amounts from others, the Issuer will repay such amounts collected to the Servicer, without interest.

                                   ARTICLE TWELVE

                                    THE TRUSTEE

     SECTION 12.01. DUTIES OF TRUSTEE. The Trustee, prior to the occurrence of a Servicer Default and after the curing of all Servicer Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If a Servicer Default has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs; PROVIDED, HOWEVER, that if the Trustee shall assume the duties of the Servicer pursuant to SECTION 8.04, the Trustee in performing such duties shall use the degree of skill and attention customarily exercised by a servicer with respect to automobile and light-duty truck receivables that it services for itself.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform as to form to the requirements of this Agreement and shall promptly notify the Servicer and each Certificateholder of any failure of any of the foregoing to so conform.

     Subject to SECTION 12.03, no provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act (including actions or omissions within its control resulting in the failure of Certificateholders to receive timely payment of either the Class A Distributable Amount or the Class B Distributable Amount) or its own misconduct; PROVIDED, HOWEVER, that:

          (a) Prior to the occurrence of a Servicer Default, and after the curing of all such Servicer Defaults which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

          (b) The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (c) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders with aggregate Fractional Interests representing 25% or more of the Issuer relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

          (d) The Trustee shall not be charged with knowledge of any event referred to in SECTION 8.01 unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such event or the Trustee receives written notice of such event from the Seller, the Depositor, the Servicer or the Certificateholders with aggregate Fractional Interests representing 25% or more of the Issuer.

     The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, PROVIDED, HOWEVER, that nothing contained herein shall relieve the Trustee of the obligations, upon the occurrence of a Servicer Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

     None of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Seller, the Depositor or the Servicer under this Agreement.

     Without limiting the generality of this SECTION 12.01, the Trustee shall have no duty (i) to see to any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement evidencing a security interest in the Financed Vehicles or to see to the maintenance of any such recording or filing or depositing or to any re-recording, refiling or redepositing of any thereof, (ii) to see to any insurance of the Financed Vehicles or Obligors or to effect or maintain any such insurance, (iii) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Issuer, (iv) to confirm or verify the contents of any reports or certificates delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties, or (v) to inspect the Financed Vehicles at any time or ascertain or inquire as to the performance or observance of any of the Seller's or the Servicer's representations, warranties or covenants or the Servicer's duties and obligations as Servicer and as custodian of the Contract Files under this Agreement.

     SECTION 12.02. CERTAIN MATTERS AFFECTING THE TRUSTEE. Except as otherwise provided in SECTION 12.01 and provided the Paying Agent shall also benefit from the provisions of this SECTION 12.02:

          (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of a Servicing Officer, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) The Trustee may consult with counsel and any opinion of any counsel for the Seller, the Depositor or the Servicer shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by the Trustee hereunder in good faith and in accordance with such opinion of counsel;

          (c) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; PROVIDED, HOWEVER, that nothing contained herein shall relieve the Trustee of the obligations, upon the occurrence of a Servicer Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

          (d) Prior to the occurrence of a Servicer Default and after the curing of all Servicer Defaults which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Certificateholders with aggregate Fractional Interests representing 25% or more of the Issuer; PROVIDED, HOWEVER, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be reimbursed by the Servicer upon demand; and

          (e) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or co-trustees or a custodian and shall not be liable for any acts or omissions of such agents, attorneys or co-trustees or custodians if appointed by it with due care hereunder; PROVIDED, HOWEVER, if the Servicer is acting as custodian, the Servicer is deemed by all parties to have been appointed with due care.

     SECTION 12.03. TRUSTEE NOT LIABLE FOR CERTIFICATES OR CONTRACTS. The Trustee assumes no responsibility for the correctness of the recitals contained herein or in the Certificates (other than the Trustee's execution and authentication thereof). The Trustee makes no representations as to the validity or sufficiency of this Agreement, the Issuer or of the Certificates (other than its execution and authentication thereof) or of any Contract, Contract File or related document. The Trustee shall not be accountable for the use or application by the Servicer or the Seller of funds paid to the Seller in consideration of conveyance of the Contracts to the Depositor or deposited in or withdrawn from the Collection Account by the Servicer.

     SECTION 12.04. TRUSTEE MAY OWN CERTIFICATES. The Trustee in its individual or other capacity may become the owner or pledgee of Certificates representing less than all the beneficial interest in the Issuer with the same rights as it would have if it were not Trustee.

     SECTION 12.05. LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Issuer, nor entitle the Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Issuer, nor otherwise affect the rights, obligations, and liabilities of the parties to this Agreement or any of them.

     No Certificateholder shall have any right to vote (except as provided in SECTION 8.01, SECTION 8.02, SECTION 8.03, SECTION 8.04, SECTION 10.08, SECTION 12.02, SECTION 12.05, SECTION 13.07 and this SECTION 12.05) or in any manner otherwise control the operation and management of the Issuer, or the obligations of the parties to this Agreement, nor shall anything set forth in this Agreement or contained in the terms of the Certificates, be construed so as to constitute the Holders as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken pursuant to any provision of this Agreement.

     No Certificateholder shall have any right by virtue or by availing itself of any provision of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also Certificateholders with aggregate Fractional Interests representing 25% or more of the Issuer shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee under this Agreement and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 30 days after its receipt of such notice, request, and offer of indemnity, shall have either neglected or refused to institute any such action, suit or proceeding; no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb, or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right, under this Agreement, except in the manner provided in this Agreement and for the equal, ratable, and common benefit of all Certificateholders For the protection and enforcement of the provisions of this SECTION 12.05, each Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     SECTION 12.06. THE SERVICER TO PAY TRUSTEE'S EXPENSES. The Servicer agrees to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the Trustee's part, arising out of or in connection with the acceptance or administration of this trust and its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     This SECTION 12.06 shall be for the benefit of the Trustee in its capacities as Trustee, Paying Agent, and Certificate Registrar hereunder, and shall not terminate or be deemed released upon a Service Transfer pursuant to
ARTICLE VIII and shall survive the termination of this Agreement.

     SECTION 12.07. ELIGIBILITY REQUIREMENTS FOR TRUSTEE. The Trustee hereunder shall at all times be a financial institution organized and doing business under the laws of the United States of America or any state, authorized under such laws to exercise corporate trust powers, whose long term unsecured debt is rated at least Baa3 by Moody's and shall have a combined capital and surplus of at least $50,000,000 or shall be a member of a bank holding system the aggregate combined capital and surplus of which is $50,000,000 and subject to supervision or examination by Federal or state authority, PROVIDED that the Trustee's separate capital and surplus shall at all times be at least the amount required by SECTION 310(a)(2) of the Trust Indenture Act of 1939, as amended. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this SECTION 12.07, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this SECTION 12.07, the Trustee shall resign immediately in the manner and with the effect specified in SECTION 12.08.

     SECTION 12.08. RESIGNATION OR REMOVAL OF TRUSTEE. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer with a copy to the Depositor, the Seller, and the Certificateholders. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to each of the Servicer and the Seller and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted such appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of SECTION 12.07 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee. If the Depositor shall have removed the Trustee under the authority of the immediately preceding sentence, the Depositor shall promptly appoint a successor Trustee by written instrument one copy of which instrument shall be delivered to the Trustee so removed, the Depositor and the Seller and one copy to the successor trustee.

     Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this SECTION 12.08 shall not become effective until acceptance of appointment by the successor Trustee as provided in SECTION 12.09.

     Any resigning or removed Trustee shall be entitled to payment of all Trustee's Fees earned and reimbursement for all expenses incurred by it up to the date of resignation. All indemnification obligations of the Servicer and the Seller shall survive such resignation or removal.

     SECTION 12.09. SUCCESSOR TRUSTEE. Any successor Trustee appointed as provided in SECTION 12.08 shall execute, acknowledge and deliver to the Servicer, the Depositor and to its predecessor Trustee, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver or cause to be delivered to the successor Trustee the Contracts and the Contract Files (if any such Contracts and Contract Files are in the Trustee's possession) and any related documents and statements held by it hereunder; and, if the Contracts are then held by a custodian pursuant to a custodial agreement, the predecessor Trustee and the custodian shall amend such custodial agreement to make the successor Trustee the successor to the predecessor Trustee thereunder; and the Servicer, the Depositor and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

     No successor Trustee shall accept appointment as provided in this SECTION
12.09 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of SECTION 12.07.

     Upon acceptance of appointment by a successor Trustee as provided in this
SECTION 12.09, the Servicer shall cause notice of the succession of such Trustee hereunder to be mailed to each Rating Agency and to each Certificateholder at their addresses as shown in the Certificate Register. If the Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

     SECTION 12.10. MERGER OR CONSOLIDATION OF TRUSTEE. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Person shall be eligible under the provisions of SECTION 12.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Upon such occasion, the Servicer shall cause notice thereof to be mailed to each Rating Agency and each Certificateholder. If the Servicer fails to mail such notice within ten days after such succession, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer with a copy to each Certificateholder.

     SECTION 12.11. TAX RETURNS.

          (a) The Servicer, on behalf of the Issuer, shall request that the Trustee furnish the Servicer with all such information in the Trustee's possession as may be reasonably required in connection with the preparation of all tax returns of the Issuer and the Trustee shall, upon such request, furnish such information and execute such returns; and

          (b) As directed by the Servicer in writing, the Trustee shall take all action specified in such writing relating to (i) certain withholding requirements applicable to non-U.S. persons; (ii) backup withholding requirements; and (iii) certain taxpayer certification requirements relating to clauses (i) and (ii) above.

     SECTION 12.12. OBLIGOR CLAIMS. In connection with any offset defenses, or affirmative claims for recovery, asserted in legal actions brought by Obligors under one or more Contracts based upon provisions therein complying with, or upon other rights or remedies arising from, any legal requirements applicable to the Contracts, including, without limitation, the Federal Trade Commission's Trade Regulation Rule Concerning Preservation of Consumers' Claims and Defenses (16 C.F.R. Section 433) as amended from time to time:

          (a) The Trustee is not, and shall not be deemed to be, either in any individual capacity, as trustee hereunder or otherwise, a creditor, or a joint venturer with or an Affiliate of, or acting in concert or cooperation with, any seller of motor vehicles, in the arrangement, origination or making of Contracts. The Trustee is the holder of the Contracts only as trustee on behalf of the Certificateholders, and not as a principal or in any individual or personal capacity;

          (b) The Trustee shall not be personally liable for or obligated to pay Obligors any affirmative claims asserted thereby, or responsible to Certificateholders for any offset defense amounts applied against Contract payments pursuant to such legal actions;

          (c) The Trustee will pay, solely from available monies of the Issuer, affirmative claims for recovery by Obligors only pursuant to final judicial orders or judgments, or judicially approved settlement agreements, resulting from such legal actions; and

          (d) The Servicer has agreed to indemnify, hold harmless and defend the Trustee and Certificateholders from and against any and all liability, loss, costs and expenses of the Trustee and Certificateholders resulting from any affirmative claims for recovery asserted or collected by Obligors under the Contracts. Notwithstanding any other provision of this Agreement, the obligation of the Servicer described in this SECTION 12.12(d) shall not terminate or be deemed released upon a Service Transfer pursuant to ARTICLE VIII and shall survive termination of this Agreement.

     SECTION 12.13. APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE. Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction having authority over the Issuer, the Contracts or the Obligors, the Servicer and Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Issuer, and to vest in such Person or Persons, in such capacity, such title to the Issuer, or any part thereof, and, subject to the other provisions of this SECTION 12.13, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in case an Servicer Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under SECTION 12.07 hereunder and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under SECTION 12.09 hereof.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this SECTION 12.13, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such co-trustee or separate trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Issuer or any portion thereof in any such jurisdiction) shall be exercised and performed by such co-trustee or separate trustee at the direction of the Trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then co-trustees and separate trustees, as effectively as if given to each of them. Every instrument appointing any co-trustee or separate trustee shall refer to this Agreement and the conditions of this ARTICLE XII. Each co-trustee and separate trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     Any co-trustee or separate trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any co-trustee or separate trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     SECTION 12.14. REPRESENTATIONS AND WARRANTIES OF TRUSTEE. The Trustee, solely in its capacity as Trustee, makes the following representations and warranties:

          (a) The Trustee is duly organized and validly existing as a(n) __________ banking corporation in good standing under the laws of the State of __________, with trust powers and with power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted.

          (b) The Trustee has the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery, and performance of this Agreement has been duly authorized by the Trustee by all necessary corporate action.

          (c) This Agreement constitutes a legal, valid, and binding obligation of the Trustee, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

          (d) The consummation of the transactions contemplated by this Agreement, and the fulfillment of the terms hereof, do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the charter or by-laws of the Trustee or any indenture, agreement, or other instrument to which the Trustee is a party or by which it is bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to terms of any such indenture, agreement, or other instrument; nor violate any law or any order, rule, or regulation applicable to the Trustee of any court or of any Federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Trustee or its properties.

          (e) There are no proceedings or investigations pending or, to the best knowledge of the Trustee, threatened before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Trustee or its properties (i) asserting the invalidity of this Agreement, or (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Trustee of its obligations under, or the validity or enforceability of, this Agreement.

          (f) In no event shall the Trustee be required to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer, or any other party, under this Agreement except that Trustee solely in its capacity as Successor Servicer shall perform and be responsible for such obligations during such time, if any, as the Successor Servicer shall be the successor to, and be vested with the rights, powers, duties and privileges of the Servicer in accordance with the terms of the Agreement.

          (g) The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Agreement, the Trust Corpus or the Certificates, it shall not be accountable for the Depositor's use of the proceeds from the Certificates, and it shall not be responsible for any statement of the Depositor in the Agreement or in any document issued in connection with the sale of the Certificates or in the Certificates other than the Trustee's certificate of authentication.

     SECTION 12.15. PROTECTION OF TITLE.

          (a) The Servicer shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Certificateholders and the Trustee in the Contracts and in the proceeds thereof. The Servicer shall deliver (or cause to be delivered) to the Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

          (b) Neither the Seller, the Depositor nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with SECTION 4.02 seriously misleading within the meaning of
     Section 9-402(7) of the UCC, unless it shall have given the Trustee at least 30 days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

          (c) The Seller, the Depositor and the Servicer shall give the Trustee at least 30 days' prior written notice of any relocation of the principal executive office of Premier Auto Finance, Inc., the Depositor and the Servicer (in the case of notice provided by the Servicer) if, as a result of such relocation, the applicable provisions of the UCC would require filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it shall service Contracts, and its principal executive office, within the United States.

          (d) The Servicer shall maintain or cause to be maintained accounts and records as to each Contract accurately and in sufficient detail to permit
     (i) the reader thereof to know at any time the status of such Contract, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Contract and the amounts from time to time deposited in or credited to the Collection Account in respect of each Contract.

          (e) The Servicer shall maintain or cause to be maintained its computer systems so that, from and after the time of sale under this Agreement of the Contracts, the Servicer's master computer records (including any backup archives) that shall refer to a Contract indicate clearly that such Contract is owned by the Issuer. Indication of the Issuer's ownership of a Contract shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Contract shall have been paid in full or repurchased or shall have become a Defaulted Contract.

          (f) If at any time the Depositor or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in motor vehicle retail installment sale contracts to any prospective purchaser, lender or other transferee, the Servicer shall give or cause to be given to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Contract, shall indicate clearly that such Contract has been sold and is owned by the Issuer.

          (g) The Servicer shall permit the Trustee and its agents, at any time during normal business hours, to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Contract.

          (h) Upon request, the Servicer shall furnish to the Trustee, within five Business Days, a list of all Contracts then held as part of the Trust Estate, together with a reconciliation of such list to the List of Contracts and to each of the Monthly Reports furnished before such request indicating removal of Contracts from the Issuer.

          (i) The Servicer shall deliver to the Trustee and each Rating Agency upon the execution and delivery of this Agreement and promptly after the execution and delivery of each amendment hereto, an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee and reciting the details of each filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

                                  ARTICLE THIRTEEN

                                   MISCELLANEOUS

     SECTION 13.01. SERVICER NOT TO RESIGN. The Servicer shall not resign from the obligations and duties hereby imposed on it except upon a determination that the performance of its duties hereunder is no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an opinion of counsel for the Servicer to such effect delivered to the Trustee. No such resignation shall become effective until a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with SECTION 8.03.

     SECTION 13.02. PROHIBITED TRANSACTIONS WITH RESPECT TO THE ISSUER. Neither the Servicer nor the Depositor shall:

          (a) Provide credit to any Certificateholder for the purpose of enabling such Certificateholder to purchase Certificates;

          (b)  Purchase any Certificates in an agency or trustee capacity; or

          (c) Except as provided herein, lend any money to the Issuer.

     SECTION 13.03. MAINTENANCE OF OFFICE OR AGENCY. The Trustee shall maintain an office or agency in [New York, New York] where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. On the date hereof the Trustee's office for such purposes is located at the address set forth in SECTION 13.08. The Trustee will give prompt written notice to Certificateholders of any change in the location of the Certificate Register or any such office or agency.

     SECTION 13.04. TERMINATION. This Agreement shall terminate (after distribution of all Class A Distributable Amounts and Class B Distributable Amounts due to Certificateholders pursuant to SECTIONS 9.01 and 9.04) on the Distribution Date on which the Class A Certificate Balance and Class B Certificate Balance is reduced to zero; PROVIDED, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof, and PROVIDED, FURTHER, that the Servicer's and the Depositor's representations and warranties and the indemnities by the Seller and Servicer shall survive termination. Upon such termination, the Trustee shall provide each Rating Agency written notice of such termination. Additionally, upon such termination any amounts remaining in the Collection Account after distribution of all amounts payable to the Certificateholders in respect of Class A Distributable Amounts and Class B Distributable Amounts and payment of all other amounts owed to the Certificateholders shall be paid to the Depositor.

     SECTION 13.05. ACTS OF CERTIFICATEHOLDERS. (a) Except as otherwise specifically provided herein, whenever Certificateholder approval, authorization, direction, notice, consent, waiver or other action is required hereunder, such approval, authorization, direction, notice, consent, waiver or other action shall be deemed to have been given or taken on behalf of, and shall be binding upon, all Certificateholders if agreed to by Certificateholders with aggregate Fractional Interests representing more than a majority of the Issuer.

          (b) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where required, to the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to SECTION 12.01) conclusive in favor of the Trustee, the Servicer, the Depositor and the Seller if made in the manner provided in this SECTION 13.05.

          (c) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

          (d) The ownership of Certificates shall be proved by the Certificate Register, absent manifest error.

          (e) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind every holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done by the Trustee, the Servicer or the Depositor in reliance thereon, whether or not notation of such action is made upon such security.

          (f) The Trustee may require such additional proof of any matter referred to in this SECTION 13.05 as it shall deem necessary.

     SECTION 13.06. CALCULATIONS. Except as otherwise provided in this Agreement, all interest rate and basis point calculations under this Agreement will be made on the basis of a 360-day year comprised of twelve 30-day months and will be carried out to at least three decimal places.

     SECTION 13.07. AMENDMENT. (a) This Agreement may be amended from time to time by the Servicer, the Depositor and the Trustee, collectively, with notice to each Rating Agency, but without the consent of any of the Certificateholders, to correct manifest error, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or in any other Transaction Document, as the case may be, or to add, modify or eliminate any other provisions with respect to matters or questions arising under this Agreement; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel for the Depositor, have a material adverse effect on the Certificateholders.

     (b) This Agreement may also be amended from time to time by the Servicer, the Depositor and the Trustee, with the consent of Certificateholders with aggregate Fractional Interests representing more than 50% of the Issuer, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; PROVIDED, HOWEVER, that no such amendment or waiver described above shall (x) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Contracts or distributions which are required to be made on any Certificate, (y) change the Pass Through Rate on any Certificates which such change adversely affects the priority of payments of principal or interest made to the Certificateholders,
(z) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Certificates then outstanding (c) modify the manner of application of collections of payments on the Contracts or distributions which are required to be made on any Certificate, (d) impair the right of any Certificateholder to sue to enforce the obligation to make the distributions which are required to be made on any Certificate, (e) permit the creation of any lien on Collateral that ranks prior to or on a parity with the lien on Collateral granted hereunder, (f) adversely affect the manner of determining outstanding Certificates for voting purposes and PROVIDED, FURTHER, that no such amendment or consent shall be effective unless each Rating Agency delivers written confirmation that such amendment or consent will not cause its then-current rating on any Class of Certificates to be qualified, reduced or withdrawn.

     (c) Promptly after the execution of any amendment or consent pursuant to this SECTION 13.07, the Trustee shall furnish written notification of the substance of such amendment or consent, together with a copy thereof, to each Rating Agency.

     (d) Promptly after the execution of any such amendment or consent, the Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder. It shall not be necessary for the consent of Certificateholders pursuant to SECTION 13.07(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization by Certificateholders of the execution thereof shall be subject to such reasonable requirements as the Trustees may prescribe.

     (e) Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

     (f) Upon the execution of any amendment or consent pursuant to this SECTION 13.07, this Agreement shall be modified in accordance therewith, and such amendment or consent shall form a part of this Agreement for all purposes, and every Certificateholder theretofore or thereafter issued hereunder shall be bound thereby.

     SECTION 13.08. NOTICES. All communications and notices pursuant hereto to the Servicer, the Depositor, the Servicer, the Trustee, the Seller, Standard & Poor's and Moody's shall be in writing and delivered or mailed to it at the appropriate following address:

     If to the Servicer:       Premier Auto Finance, Inc.
                               230 West Monroe Street
                               Chicago, Illinois  60606
                               Attention:  Charles Bradford Wolfe

     If to the Depositor:      Dealer Auto Receivables Corp.
                               230 West Monroe Street
                               Chicago, Illinois  60606
                               Attention:  Charles Bradford Wolfe

     If to the Trustee:        [_______________________]
                               [_______________________]
                               [_______________________]

                               Attention: [_________________]

     If to the Seller:         Premier Auto Finance, L.P.
                               230 West Monroe Street
                               Chicago, Illinois  60606
                               Attention:  Charles Bradford Wolfe

     If to Moody's:            Moody's Investors Service
                               99 Church Street
                               New York, New York  10007
                               Attention:  ABS Monitoring Department

     If to Standard & Poor's:  Standard & Poor's Ratings Services, a
                               division of The McGraw Hill Company, 25 Broadway New York, New York 10004
                               Attention:  Asset Backed Securities Surveillance

or at such other address as the party may designate by notice to the other parties hereto, which notice shall be effective when received.

     All communications and notices pursuant hereto to a Certificateholder shall be in writing and delivered or mailed at the address shown in the Certificate Register.

     SECTION 13.09. MERGER AND INTEGRATION. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

     SECTION 13.10. HEADINGS. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     SECTION 13.11. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois.

     SECTION 13.12. NO INSOLVENCY PETITION. The Trustee and the Servicer hereby covenant and agree that, prior to the date which is one year and one day after the payment in full of the Certificates, they will not institute against, or join with any other Person in instituting against the Depositor or the Issuer any involuntary insolvency proceedings under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or requesting the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official), or for the substantial liquidation of their respective affairs. This SECTION 13.12 shall survive the termination of this Agreement.

     SECTION 13.13. THIRD PARTY BENEFICIARY. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the Certificateholders and their respective successors and permitted assigns. Except as otherwise provided in this ARTICLE XIII, no other Person shall have any right or obligation hereunder.

     SECTION 13.14. NO ADDITIONAL SECURITIES. Notwithstanding anything to the contrary contained herein, the Issuer shall not issue any additional Certificates or issue any other form of securities. Moreover, except as provided for in SECTION 5.05(c), the Issuer will not purchase, or otherwise obtain any assets after the Closing Date or reinvest amounts received with respect to the assets of the Issuer.

     SECTION 13.15. NO ADDITIONAL INDEBTEDNESS BY THE DEPOSITOR. The Depositor hereby covenants that it shall not incur any indebtedness other than indebtedness necessary to meet its obligations under the Transaction Documents or any other similar documentation relating to any future grantor trusts in which the Depositor participates.

     SECTION 13.16. CERTIFICATES NONASSESSABLE AND FULLY PAID. The interests represented by the Certificates shall be nonassessable for any losses or expenses of the Issuer or for any reason whatsoever, and, upon authentication thereof by the Trustee pursuant to SECTION 10.02, each Certificate shall be deemed fully paid.


                              [signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                      DEALER AUTO RECEIVABLES CORP.,
                                      as Depositor

                                      By
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                      PREMIER AUTO FINANCE, INC., as Servicer

                                      By
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                      [---------------------------------------]
                                      a(n) ________________ banking corporation, not in its individual capacity but solely as Trustee

                                     By
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:

                                    EXHIBIT A-1

                           [Form of Class A Certificate]

                    Dealer Auto Receivables Grantor Trust 2000-1

                            _____% Certificate, Class A

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     This Class A Certificate does not represent an obligation of or an interest in Dealer Auto Receivables Corp., Premier Auto Finance, Inc. or any affiliate thereof, except to the extent set forth in the Agreement.

     The principal represented by this Class A Certificate is payable in installments, as described herein and in the Agreement. Accordingly, the unpaid Class A Certificate Balance of this Class A Certificate may be less than that set forth below. Anyone acquiring this Class A Certificate may ascertain the current unpaid Class A Certificate Balance represented by this certificate by inquiry of the Trustee.

No. Class A Initial Certificate Principal Balance: $_________ Fractional Interest: ______%

This certifies that ____________________________ is the registered owner of the undivided Fractional Interest represented by the Class A Initial Certificate Principal Balance set forth above in Dealer Auto Receivables Grantor Trust 2000-1 (the "TRUST"), which includes among its assets a pool of motor vehicle retail installment sale contracts (including, without limitation, all security interests and any and all rights to receive payments which are collected pursuant thereto on or after the Cutoff Date) (the "CONTRACTS"). The Issuer has been created pursuant to a Pooling and Servicing Agreement (the "AGREEMENT"), dated as of _________, 2000, by and among Dealer Auto Receivables Corp., as depositor (the "DEPOSITOR"), Premier Auto Finance, Inc., as servicer (in such capacity, the "SERVICER") and _____________, as Trustee of the Trust (in such capacity, the "TRUSTEE"). This Class A Certificate is one of the Class A Certificates described in the Agreement and is issued, together with the Class B Certificates, pursuant and subject to the Agreement. By acceptance of this Class A Certificate the holder assents to and becomes bound by the Agreement. The Agreement provides that the holder of a Class A Certificate agrees to report the income on the Class A Certificate in a manner consistent with the intended characterization of the Issuer as a grantor trust. To the extent not defined herein, all capitalized


                                     A-1-1
terms have the meanings assigned to such terms in the Agreement and all Section references, unless otherwise specified, are to Sections of the Agreement.

     It is contemplated by the Transaction Documents that the proceeds from the issuance of the Certificates will be used in their entirety by the Depositor to purchase Contracts.

     The Agreement contemplates, subject to its terms, payment on the [_______] day (or if such day is not a Business Day, the next succeeding Business Day) (each, a "DISTRIBUTION DATE") of each calendar month commencing _________, 2000, so long as the Agreement has not been terminated, by check from funds drawn from the Collection Account to the registered Class A Certificateholder at the address appearing on the Certificate Register (or by wire transfer if the Class A Certificateholder delivers written instructions to the Trustee at least ten days prior to such Distribution Date) as of the last Business Day of the immediately preceding calendar month (each such month during the term of the Agreement constituting a "DUE PERIOD"), an amount equal to the Class A Certificateholder's Fractional Interest of the Class A Principal Distributable Amount and the Class A Interest Distributable Amount. The final scheduled Distribution Date of this Certificate is __________, _____.

     This Class A Certificate does not represent an obligation of or an interest in the Depositor, the Servicer or the Trustee and the Trustee in its individual capacity is not personally liable to the Class A Certificateholder for any amounts payable under this Class A Certificate or the Agreement, or except as expressly provided in the Agreement, subject to any liability under the Agreement.

     Reference is hereby made to the further provisions of this Class A Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the authentication hereon shall have been executed by an authorized officer of the Trustee or an authenticating agent acting on behalf of the Trustee, by manual signature, this Class A Certificate shall not entitle the holder hereof to any benefit under the Agreement or be valid for any purpose.


                                     A-1-2

     IN WITNESS WHEREOF, the Trustee, on behalf of the Dealer Auto Receivables Grantor Trust 200__ has caused this Certificate to be duly executed.

                                   DEALER AUTO RECEIVABLES
                                        GRANTOR TRUST 20____

                                   By:  [NAME OF TRUSTEE],


                                        By:
                                              Authorized Officer

     This is one of the Class A Certificates referred to in the within-mentioned Agreement.

                                   [NAME OF TRUSTEE]

                                   By:
                                        Authorized Officer

                                   or

                                   as Authenticating Agent
                                        for the Trustee

                                   By:
                                        Authorized Officer



                                     A-1-3

                                     ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _____________________________________________ the within ____% Certificate,
Class A for Dealer Auto Receivables Grantor Trust 2000-1, and does hereby irrevocably constitute and appoint _____________________________________
Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

                         --------------------------------
                              Signature


                         Signature Guaranteed:

                                                         *
                         --------------------------------


     *NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a commercial bank or trust company or a member firm of a national securities exchange.


                                     A-1-4

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement at any time by the Servicer, the Depositor, and the Trustee with the consent of the Certificateholders with Fractional Interests representing more than 50% of the Trust. Any such consent by the holder of this Class A Certificate shall be conclusive and binding on such holder and upon all future holders of this Class A Certificate and of any Class A Certificate issued upon the transfer hereof or in exchange herefore or in lieu hereof whether or not notation of such consent is made upon this Class A Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of any of the Certificateholders.

     As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Class A Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Class A Certificate for registration of transfer at the office or agency maintained by the Trustee in [New York, New York] as previously described, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder thereof or his or her attorney duly authorized in writing, which signature on such assignment must be guaranteed by a commercial bank or trust company or a member firm of a national securities exchange, and thereupon one or more new Class A Certificates evidencing the same aggregate Fractional Interest will be issued to the designated transferee or transferees.

     As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates of authorized denominations evidencing the same aggregate Fractional Interest as requested by the holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Depositor, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement and the Issuer created thereby shall terminate (after distribution of all Class A Distributable Amounts and Class B Distributable Amounts) on the Distribution Date on which the Class A Certificate Balance and Class B Certificate Balance is reduced to zero; PROVIDED, that in no event shall the trust created thereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.


                                     A-1-5

                                    EXHIBIT A-2

                           [Form of Class B Certificate]

                    Dealer Auto Receivables Grantor Trust 2000-1

                            _____% Certificate, Class B

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     This Class B Certificate is subordinated in right of payment to the Class A Certificates as described in the Agreement (as described herein).

     This Class B Certificate does not represent an obligation of or an interest in Dealer Auto Receivables Corp., Premier Auto Finance, Inc. or any affiliate thereof, except to the extent set forth in the Agreement.

     The principal represented by this Class B Certificate is payable in installments, as described herein and in the Agreement. Accordingly, the unpaid Class B Certificate Balance of this Class B Certificate may be less than that set forth below. Anyone acquiring this Class B Certificate may ascertain the current unpaid Class B Certificate Balance represented by this certificate by inquiry of the Trustee.

No. Class B Initial Certificate Principal Balance: $_________ Fractional Interest: ______%

This certifies that ____________________________ is the registered owner of the undivided Fractional Interest represented by the Class B Initial Certificate Principal Balance set forth above in Dealer Auto Receivables Grantor Trust 2000-1 (the "TRUST"), which includes among its assets a pool of motor vehicle retail installment sale contracts (including, without limitation, all security interests and any and all rights to receive payments which are collected pursuant thereto on or after the Cutoff Date) (the "CONTRACTS"). The Issuer has been created pursuant to a Pooling and Servicing Agreement (the "AGREEMENT"), dated as of _________, 2000, by and among Dealer Auto Receivables Corp., as depositor (the "DEPOSITOR"), Premier Auto Finance, Inc., as servicer (in such capacity, the "SERVICER") and _____________, as Trustee of the Trust (in such capacity, the "TRUSTEE"). This Class B Certificate is one of the Class B Certificates described in the Agreement and is issued, together with the Class A Certificates, pursuant and subject to the Agreement. By acceptance of this Class B Certificate the holder assents to and becomes bound by the Agreement. The Agreement provides that the holder of a Class B Certificate agrees to


                                     A-2-1
report the income on the Class B Certificate in a manner consistent with the intended characterization of the Issuer as a grantor trust. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement and all Section references, unless otherwise specified, are to Sections of the Agreement.

     It is contemplated by the Transaction Documents that the proceeds from the issuance of the Certificates will be used in their entirety by the Depositor to purchase Contracts.

     The Agreement contemplates, subject to its terms, payment on the [_______] day (or if such day is not a Business Day, the next succeeding Business Day) (each, a "DISTRIBUTION DATE") of each calendar month commencing _________, 2000, so long as the Agreement has not been terminated, by check from funds drawn from the Collection Account to the registered Class B Certificateholder at the address appearing on the Certificate Register (or by wire transfer if the Class B Certificateholder delivers written instructions to the Trustee at least ten days prior to such Distribution Date) as of the last Business Day of the immediately preceding calendar month (each such month during the term of the Agreement constituting a "DUE PERIOD"), an amount equal to the Class B Certificateholder's Fractional Interest of the Class B Principal Distributable Amount and the Class B Interest Distributable Amount. The final scheduled Distribution Date of this Certificate is __________, _____.

     Pursuant to the Agreement distributions of interest and principal on the Class B Certificates will be subordinated in priority of payment to interest and principal due on the Class A Certificates in the event of defaults and delinquencies on the Contracts. The Class B Certificateholders will not receive any distributions of interest on any Distribution Date until the full amount of interest on the Class A Certificates on such Distribution Date has been set aside to pay interest on the Class A Certificates, and the Class B Certificateholders will not receive any distributions of principal on any Distribution Date until the full amount of interest on and principal of the Class A Certificates on such Distribution Date has been set aside as set forth in the Agreement.

     This Class B Certificate does not represent an obligation of or an interest in the Depositor, the Servicer or the Trustee and the Trustee in its individual capacity is not personally liable to the Class B Certificateholder for any amounts payable under this Class B Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     Reference is hereby made to the further provisions of this Class B Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the authentication hereon shall have been executed by an authorized officer of the Trustee or an authenticating agent acting on behalf of the Trustee, by manual signature, this Class B Certificate shall not entitle the holder hereof to any benefit under the Agreement or be valid for any purpose.


                                     A-2-2

     IN WITNESS WHEREOF, the Trustee, on behalf of the Dealer Auto Receivables Grantor Trust 20__ has canceled this Certificate to be duly executed.


                                   DEALER AUTO RECEIVABLES
                                        GRANTOR TRUST 20____

                                   By:  [NAME OF TRUSTEE],


                                        By:
                                             Authorized Officer

     This is one of the Class B Certificates referred to in the within-mentioned Agreement.

                                   [NAME OF TRUSTEE]

                                   By:
                                        Authorized Officer

                                   or

                                   as Authenticating Agent
                                        for the Trustee

                                   By:
                                        Authorized Officer


                                     A-2-3

                                     ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _____________________________________________ the within ____% Certificate,
Class B for Dealer Auto Receivables Grantor Trust 2000-1, and does hereby irrevocably constitute and appoint _____________________________________
Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.



                         --------------------------------
                              Signature


                         Signature Guaranteed:

                                                         *
                         --------------------------------


     *NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a commercial bank or trust company or a member firm of a national securities exchange.


                                     A-2-4

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement at any time by the Servicer, the Depositor, and the Trustee with the consent of the Certificateholders with Fractional Interests representing more than 50% of the Trust. Any such consent by the holder of this Class B Certificate shall be conclusive and binding on such holder and upon all future holders of this Class B Certificate and of any Class B Certificate issued upon the transfer hereof or in exchange herefore or in lieu hereof whether or not notation of such consent is made upon this Class B Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of any of the Certificateholders.

     As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Class B Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Class B Certificate for registration of transfer at the office or agency maintained by the Trustee in [New York, New York] as previously described, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder thereof or his or her attorney duly authorized in writing, which signature on such assignment must be guaranteed by a commercial bank or trust company or a member firm of a national securities exchange, and thereupon one or more new Class B Certificates evidencing the same aggregate Fractional Interest will be issued to the designated transferee or transferees.

     As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates of authorized denominations evidencing the same aggregate Fractional Interest as requested by the holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Depositor, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement and the Issuer created thereby shall terminate (after distribution of all Class B Distributable Amounts and Class B Distributable Amounts) on the Distribution Date on which the Class B Certificate Balance and Class B Certificate Balance is reduced to zero; PROVIDED, that in no event shall the trust created thereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof.


                                     A-2-5

                                      EXHIBIT B

                                 [Form of Assignment]

     In accordance with the Pooling and Servicing Agreement (the "POOLING AND
SERVICING AGREEMENT") dated as of [           ], 2000 made by and between the
undersigned, as Depositor ("DEPOSITOR"), Premier Auto Finance, Inc., as Servicer and [ ], as Trustee, the undersigned does hereby sell, transfer, convey and assign, set over and otherwise convey to Dealer Auto Receivables Grantor Trust 2000-1 (the "TRUST") (i) all the right, title and interest of the Depositor in and to the Contracts listed on the List of Contracts in effect on the Closing Date (including, without limitation, all security interests and all rights to receive scheduled payments and prepayments which are collected pursuant thereto on or after the Cutoff Date, including any liquidation proceeds therefrom, but excluding any rights to receive scheduled payments due on or after, but received prior to, the Cutoff Date), (ii) all security interests in each Financed Vehicle, (iii) all rights of the Depositor to proceeds from any claims on theft, physical damage, credit life or disability insurance or other individual insurance policy relating to any such Contract, an Obligor or a Financed Vehicle securing such Contract, (iv) all documents contained in the related Contract Files, (v) all rights (but not the obligations) of the Depositor against any originating dealer or third party (i.e. the originators of the Contracts) under any agreements between the Seller and such originating dealers or other third party, (vi) all rights of the Depositor in the Lockbox, the Lockbox Account and related Lockbox Agreement to the extent they relate to such Contracts, (viii) any rebates of premiums and other amounts relating to insurance policies, extended service contracts, other repair agreements or any other items financed under such Contract, (vii) all rights (but not the obligations) of the Depositor under the Transfer and Sale Agreement, including but not limited to the Depositor's rights under ARTICLE V thereof, (ix) all rights of Depositor under the Performance Guarantee, (x) the remittances, deposits and payments made into the Trust Accounts from time to time and amounts in the Trust Accounts (other than the Reserve Fund) from time to time (and any investments of such amounts), and (xi) all proceeds and products of the foregoing.

     This Assignment is made pursuant to and in reliance upon the representation and warranties on the part of the undersigned contained in ARTICLE III of the Pooling and Servicing Agreement and no others.

     Capitalized terms used herein but not otherwise defined shall have the meanings assigned to such terms in the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed this _____ day of [___________], 2000.

                         DEALER AUTO RECEIVABLES CORP.


                         By:
                            -----------------------------------------------
                         Printed Name:
                         Title:

                                    EXHIBIT C-1

                     [Form of Closing Certificate of Depositor]

                           DEALER AUTO RECEIVABLES CORP.

                              PRESIDENT'S CERTIFICATE

[Reserved]

                                    EXHIBIT C-2

                  [Form of Closing Certificate of Servicer/Seller]

                             PREMIER AUTO FINANCE, INC.

                              PRESIDENT'S CERTIFICATE

[Reserved]
















                                     C-2-1

                                    EXHIBIT D-1

                     [Form of Opinion of Counsel for Depositor
                        Regarding General Corporate Matters
                          (Including Perfection Opinion)]



[Reserved]















                                     D-1-1

                                    EXHIBIT D-2

                       [Form of Opinion of Counsel for Trust
                     Depositor Regarding the "TRUE SALE" Nature
                                of the Transaction]


[Reserved]










                                     D-2-1

                                     EXHIBIT D-3

                       [Form of Opinion of Counsel for Trust
                       Depositor Regarding Non-consolidation]


[Reserved]















                                     D-3-1

                                     EXHIBIT E

                        [Form of Reserve Account Agreement]

     This Reserve Fund Agreement is dated as of __________, 2000 by and among Dealer Auto Receivables Corp. (the "DEPOSITOR"), _________________, as Reserve Agent for the benefit of the Trustee and the Issuer (as defined below) (together with its permitted successors hereunder, the "RESERVE AGENT"), and _____________, not in its individual capacity but as Trustee (the "TRUSTEE") of Dealer Auto Receivables Grantor Trust 2000-1 (the "TRUST").

     The Depositor, a wholly owned subsidiary of Premier Auto Finance, Inc. ("PREMIER") has purchased from Premier Auto Finance, L.P. (the "SELLER") a pool of installment sale contracts and certain related assets and property rights (the "CONTRACT ASSETS") pursuant to a Transfer and Sale Agreement dated as of ________, 2000, and has concurrently established the Issuer by transferring and conveying the Contract Assets and certain other rights and assets to the Issuer pursuant to a Pooling and Servicing Agreement (the "POOLING AND SERVICING AGREEMENT") dated as of ________, 2000 by and among the Depositor, Premier, as Servicer and the Trustee. Upon the establishment of the Issuer in accordance with the terms of the Pooling and Servicing Agreement, the Trustee will issue to, or upon the order of, the Depositor, certificates (the "CERTIFICATES") representing undivided fractional interests in the Trust. In order to facilitate the sale of the Certificates by the Depositor to investor(s), as well as the Depositor's simultaneous purchase of the Contract Assets from the Seller, and in consideration of its ongoing right to receive the Excess Amounts, the Depositor is entering into this Agreement relating to the establishment and maintenance of a Reserve Fund for the benefit of the Certificateholders. In connection therewith, the Depositor is transferring to the Reserve Agent, concurrently with the execution and delivery of this Agreement by the parties hereto, the Reserve Fund Initial Deposit for deposit into the Reserve Fund established hereunder.

     SECTION 1. DEFINITIONS. All capitalized terms used herein (including in the preamble above) and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement and, in addition, the following terms shall have the following meanings:

     "ELIGIBLE INVESTMENTS" has the meaning given such term in the Pooling and Servicing Agreement, but with references, respectively, to the Trustee and the Issuer in the definition thereof contained therein being deemed, for purposes of this Agreement, to be references to, respectively, the Reserve Agent and the Reserve Fund.

     "EXCESS AMOUNTS" means as of any Distribution Date those Reserve Fund Deposits in the Reserve Fund in excess of the Reserve Fund Requisite Amount (after giving effect to any additions to and withdrawals from the Reserve Fund on such Distribution Date).

     "RESERVE FUND" shall have the meaning ascribed to it in SECTION 3(a).

     "RESERVE FUND DEPOSITS" shall mean all moneys deposited in the Reserve Fund from time to time including, but not limited to, the Reserve Fund Initial Deposit and the Reserve Fund Additional Deposits as well as any monies deposited therein pursuant to SECTION 9.04(b)(vii) of the Pooling and Servicing Agreement; all investments and reinvestments thereof; earnings thereon; and proceeds of the foregoing, whether now or hereafter existing.

     "RESERVE FUND ELIGIBLE INVESTMENTS" means Eligible Investments acquired by the Reserve Agent in its name and in the capacity of Reserve Agent hereunder, which are held by the Reserve Agent in the Reserve Fund and with respect to which (a) the Reserve Agent has noted the Certificateholder's interest therein on its books and records, and (b) the Reserve Agent has purchased such investments for value without notice of any adverse claim thereto (and, if such investments are securities or other financial assets or interests therein, within the meaning of Section 8-102 of the UCC as enacted in Illinois, without acting in collusion with a securities intermediary in violating such securities intermediary's obligations to entitlement holders in such assets, under Section 8-504 of such UCC, to maintain a sufficient quantity of such assets in favor of such entitlement holders), and (c) either (i) such investments are in the possession of the Reserve Agent, or (ii) such investments, (A) if certificated securities and in bearer form, have been delivered to the Reserve Agent, or in registered form, have been delivered to the Reserve Agent and either registered by the issuer in the name of the Reserve Agent or endorsed by effective endorsement to the Reserve Agent or in blank; (B) if uncertificated securities, the ownership of which has been registered to the Reserve Agent on the books of the issuer thereof (or another person, other than a securities intermediary, either becomes the registered owner of the uncertified security on behalf of the Reserve Agent or, having previously become the registered owner, acknowledges that it holds for the Reserve Agent); or (C) if securities entitlements (within the meaning of Section 8-102 of the UCC as enacted in Illinois) representing interests in securities or other financial assets (or interests therein) held by a securities intermediary (within the meaning of said Section 8-102), a securities intermediary indicates by book entry that a security or other financial asset has been credited to the Reserve Agent's securities account with such securities intermediary. Any such Reserve Fund Eligible Investment may be purchased by or through the Reserve Agent or any of its affiliates.

     SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR. The Depositor represents and warrants that as of the Closing Date:

          (a) ORGANIZATION AND GOOD STANDING. The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Depositor is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Depositor.

          (b) AUTHORIZATION; BINDING OBLIGATIONS. The Depositor has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. This Agreement constitutes the legal, valid and binding obligation of the Depositor enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

          (c) NO CONSENT REQUIRED. The Depositor is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

          (d) NO VIOLATIONS. The execution, delivery and performance of this Agreement by the Depositor will not violate any provision of any existing law or regulation or any order or decree of any court or the Articles of Incorporation or Bylaws of the Depositor, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Depositor is a party or by which the Depositor or any of the Depositor's properties may be bound.

          (e) LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Depositor, threatened against the Depositor or any of its properties or with respect to this Agreement which, if adversely determined, would have a material adverse effect on the transactions contemplated by this Agreement.

          (f) PLACE OF BUSINESS; NO CHANGES. The Depositor's sole "place of business" (within the meaning of Section 9-103 of the Uniform Commercial
     Code) is at the location set forth in Section 6(c) below. The Depositor has not changed its name, whether by amendment of its Articles of Incorporation, by reorganization or otherwise, and has not changed the location of its place of business, within the four months preceding the Closing Date.

     SECTION 3. ESTABLISHMENT OF RESERVE FUND AND PLEDGE OF RESERVE FUND DEPOSITS. (a) ESTABLISHMENT OF RESERVE FUND. On or prior to the Closing Date, the Depositor shall direct the Reserve Agent to establish, and the Reserve Agent shall establish, in its name and at its office, a segregated trust account referred to herein as the "RESERVE FUND," (which shall be an Eligible Account) and deposit into the Reserve Fund the Reserve Fund Initial Deposit as and when received from the Depositor, in immediately Available Amounts. The Reserve Fund is separate from the Issuer and any amount on deposit therein will not constitute a part of the property of the Trust. Any amounts held on deposit in the Reserve Fund and any investment earnings thereon are owned by, and will be taxable to, the Depositor for federal income tax purposes. The Reserve Fund shall be maintained by the Reserve Agent at all times separate and apart from any other account of the Depositor or the Trust. Amounts shall be withdrawn from the Reserve Fund only in accordance with the provisions of this SECTION 3 and
SECTION 9.05 of the Pooling and Servicing Agreement. No passbook, certificate of deposit or other similar instrument evidencing the Reserve Fund shall be issued, and all contracts, receipts and other papers governing or evidencing the Reserve Fund or any of the Reserve Fund Deposits shall be maintained and held by the Reserve Agent for the benefit of the Certificateholders. On termination of this Agreement, as provided in SECTION 3(g), any amount remaining in the Reserve Fund shall be released to the Depositor.

     (b) GRANT OF SECURITY INTEREST BY DEPOSITOR. The Depositor hereby pledges, assigns, hypothecates, transfers and delivers to the Reserve Agent, and hereby grants to the Reserve Agent, for the benefit of the Certificateholders, a security interest in all of the Depositor's right, title, interest and power, free and clear of any other interest, in, to and with respect to, the Reserve Fund, the Reserve Fund Deposits and the Reserve Fund Eligible Investments and the proceeds thereof, up to the Reserve Fund Requisite Amount. Such grant is made in trust, to secure the obligation and agreement of the Depositor to make the payments provided for in SECTION 3(e) below as contemplated in SECTION 9.04 of the Pooling and Servicing Agreement from time to time, subject to the limit of the amount available in the Reserve Fund.

     The Reserve Agent acknowledges and accepts the grant of the security interest in the Reserve Fund, the Reserve Fund Deposits and the Reserve Fund Eligible Investments and the proceeds thereof under this SECTION 3(b), for the benefit of the Certificateholders in accordance with the terms hereof.

     The Depositor shall maintain, at all times during the term of this Agreement, the lien on, or security interest in, the Reserve Fund, the Reserve Fund Deposits and the Reserve Fund Eligible Investments and the proceeds thereof, as a valid and perfected security interest of first priority under applicable law (including without limitation the Uniform Commercial Code) in order to secure the full and timely performance of the obligations of the Depositor pursuant to this Agreement. Amounts representing Excess Amounts properly paid to the Depositor pursuant to SECTION 3(c) below, and amounts properly withdrawn by the Reserve Agent and paid to the Depositor pursuant to
SECTION 3(f), shall be deemed released from the provisions of this SECTION 3(b) and the security interest established by this SECTION 3(b), and the Depositor shall in no event be required to refund any such distributed amount. The Depositor agrees and acknowledges that the Reserve Agent is to have "control" (within the meaning of Section 8-102 of the UCC as enacted in Illinois) of any of the above-described collateral comprised of "Investment Property" (within the meaning of Section 9-115 of the UCC as enacted in Illinois) for all purposes of this Agreement.

     (c) APPLICATION OF RESERVE FUND DEPOSITS. On each Distribution Date to the extent monies are available pursuant to SECTION 9.04(b)(vii) of the Pooling and Servicing Agreement, the Trustee shall pay the entire amount of such monies to the Reserve Agent. The Reserve Agent shall deposit such amount into the Reserve Fund; PROVIDED, HOWEVER, that on the Distribution Date, if any, on which Reserve Fund Deposits would cause the amount held in the Reserve Fund to exceed the Reserve Fund Requisite Amount (after giving effect to all withdrawals from the Reserve Fund on such Date), the Reserve Agent shall deposit into the Reserve Fund only that amount necessary to cause the amount held in the Reserve Fund to equal the Reserve Fund Requisite Amount (after giving effect to all withdrawals from the Reserve Fund on such Date); any excess monies shall be paid by the Reserve Agent to the Depositor ("EXCESS AMOUNTS").

     (d) INVESTMENT OF RESERVE FUND DEPOSITS. The Reserve Agent shall at the written direction of the Servicer invest the funds in the Reserve Fund in Reserve Fund Eligible Investments. Funds in the Reserve Fund shall be invested in investments that mature on or before the Business Day prior to each Distribution Date. Once such funds are invested, the Reserve Agent shall not change the investment of such funds prior to maturity. Upon any such investment, the Reserve Agent shall (i) consistent with the definition of Reserve Fund Eligible Investment herein, make an appropriate notation of the Certificateholders' security interest in such Reserve Fund Eligible

Investment on the Reserve Agent's records, by book entry or otherwise, and (ii) send the Trustee a written confirmation of the Certificateholders' security interest in such Reserve Fund Eligible Investment. All income and gain realized from any such investments as well as any interest earned on Reserve Fund Deposits shall be deposited and retained in the Reserve Fund (subject to SECTION 3(f) below). Losses, if any, realized on amounts in the Reserve Fund invested pursuant to this paragraph shall first be credited against undistributed investment earnings on amounts in the Reserve Fund invested pursuant to this paragraph, and shall thereafter be deemed to reduce the amount on deposit in the Reserve Fund. The Depositor and the Reserve Agent shall not be liable for the amount of any loss incurred in respect of any investment, or lack of investment, of funds held in the Reserve Fund. All income or loss on funds held in the Reserve Fund shall be taxable to the Depositor.

     (e) PAYMENT OF SHORTFALL. If the Monthly Report delivered pursuant to
SECTION 7.01 of the Pooling and Servicing Agreement indicates a Shortfall, on the instruction of the Trustee pursuant to SECTION 9.05 of the Pooling and Servicing Agreement, the Reserve Agent, subject to the limit of the amount available in the Reserve Fund, shall transfer the amount of the Shortfall from the Reserve Fund Deposits in accordance with SECTION 9.04 of the Pooling and Servicing Agreement. The Depositor hereby agrees and authorizes that such transfer is to be made as described above.

     (f) RELEASE OF THE RESERVE FUND DEPOSITS. If on any Distribution Date, the amount of the Reserve Fund Deposits exceeds the Reserve Fund Requisite Amount immediately following the payment to Certificateholders on such Distribution Date, the Reserve Agent shall withdraw the amount of such excess from the Reserve Fund and distribute such amount to the Depositor.

     (g) TERMINATION. This Agreement shall terminate (after distribution of any Reserve Fund Deposits remaining in the Reserve Fund pursuant to the following sentence) on the termination of the Pooling and Servicing Agreement in accordance with SECTION 13.04 thereof. On the final Distribution Date, any Reserve Fund Deposits remaining in the Reserve Fund, after payment of any amounts into the Collection Account pursuant to SECTION 3(e) shall be distributed to the Depositor.

     (h) NATURE OF OBLIGATIONS. The obligations of the Depositor to make, or cause or permit to be made, the payments in respect of Shortfalls provided for in SECTION 3(e) above shall be unconditional, irrevocable and shall not terminate upon, or otherwise be affected by, a Service Transfer pursuant to
ARTICLE VIII of the Pooling and Servicing Agreement.

     SECTION 4. APPOINTMENT OF RESERVE AGENT. (a) Subject to the terms and conditions herein, the Trustee on behalf of the Certificateholders hereby appoints the Reserve Agent and the Reserve Agent hereby accepts such appointment, as its agent to maintain, and to act on the Certificateholders' behalf with respect to, the Reserve Fund, moneys deposited therein, and the Reserve Fund Eligible Investments and proceeds thereof, and the Reserve Agent in accepting such appointment affirms that it is not acting as an agent for Premier or the Depositor for such purposes.

     (b) The Reserve Agent shall maintain records that accurately reflect the funds on deposit in the Reserve Fund. On each Determination Date, the Reserve Agent shall advise the Servicer as to the amount of funds on deposit in the Reserve Fund.

     (c) For its services under this Agreement, the Reserve Agent shall be entitled to a fee on each Distribution Date, payable by the Trustee from the Trustee Fee.

     (d) The Reserve Agent may at any time resign from its obligations and duties under this Agreement by giving written notice thereof to the Trustee with a copy to the Depositor and the Servicer. Upon receiving such notice of resignation, the Trustee shall promptly appoint a successor Reserve Agent by written instrument, in duplicate, one copy of which instrument shall be delivered to the successor Reserve Agent and one copy to each of the Depositor and Servicer. Notwithstanding anything in this SECTION 4 to the contrary, in no event shall a Reserve Agent resignation be effective until a replacement Reserve Agent shall be in place. If no successor Reserve Agent shall have been so appointed and shall have accepted such appointment within 30 days after the giving of such notice of resignation, the resigning Reserve Agent may petition any court of competent jurisdiction for the appointment of a successor Reserve Agent.

     A replacement Reserve Agent shall meet the eligibility requirements for a trustee described in SECTION 12.07 of the Pooling and Servicing Agreement.

     If at any time the Reserve Agent shall cease to be an institution which meets the conditions provided in the provisions of SECTION 12.07 of the Pooling and Servicing Agreement and shall fail to resign after written request therefor by the Trustee, or if at any time the Reserve Agent shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Reserve Agent or of its property shall be appointed, or any public officer shall take charge or control of the Reserve Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Trustee may remove the Reserve Agent. If the Trustee shall have removed the Reserve Agent under the authority of the immediately preceding sentence, the Trustee shall promptly appoint a successor Reserve Agent by written instrument, in duplicate, one copy of which instrument shall be delivered to the Reserve Agent so removed, the Depositor and the Servicer, and one copy to the successor Reserve Agent.

     Any resigning or removed Reserve Agent shall be entitled to payment of all fees earned by it up to the effective date of resignation or removal. All indemnification obligations of the Servicer and the Seller shall survive such resignation or removal.

     SECTION 5. COVENANTS OF DEPOSITOR. The Depositor covenants and agrees as follows:

          (a) FILING. On or prior to the Closing Date, Depositor shall cause appropriate UCC financing statement(s) to be filed and from time to time Depositor shall take and cause to be taken such actions and execute such documents as are necessary or desirable or as the Reserve Agent may reasonably request to perfect and protect the Reserve Agent's security interest in the Reserve Fund Deposits and other collateral against all other persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title.

          (b) NAME CHANGE OR RELOCATION. (i) During the term of this Agreement, Depositor shall not change its name, identity or structure or relocate its place of business or chief executive office without first giving at least 30 days' prior written notice to the Trustee. (ii) If any change in Depositor's name, identity or structure or other action would make any financing or continuation statement or notice of ownership interest or lien filed under this Agreement seriously misleading within the meaning of applicable provisions of the UCC or any title statute, Depositor, no later than five days after the effective date of such change, shall file such amendments as may be required to preserve and protect the Reserve Agent's interests in the Reserve Fund, Reserve Fund Deposits, and the Reserve Fund Eligible Investments and proceeds thereof. In addition, Depositor shall not change its place of business (if it has only one place of business) or its chief executive office (if it has more than one place of business) (within the meaning of Article 9 of the UCC) from the location specified in SECTION 6(c) below unless it has first taken such action as is advisable or necessary to preserve and protect the Reserve Agent's interest in the Reserve Fund, the Reserve Fund Deposits, and the Reserve Fund Eligible Investments. Promptly after taking any of the foregoing actions, Depositor shall deliver to the Reserve Agent and Trustee an opinion of counsel stating that, in the opinion of such counsel, all financing statements or amendments necessary to preserve and protect the interests of the Reserve Agent in the Reserve Fund, the Reserve Fund Deposits and Reserve Fund Eligible Investments have been filed, and reciting the details of such filing.

          (c) CHIEF EXECUTIVE OFFICE. During the term of this Agreement, Depositor will maintain its chief executive office in one of the States of the United States, except Louisiana, Tennessee, Colorado, Kansas, New Mexico, Oklahoma, Utah or Wyoming.

          (d) COSTS AND EXPENSES. Depositor agrees to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Reserve Agent's right, title and interest in and to the Reserve Fund, the Reserve Fund Deposits, and the Reserve Fund Eligible Investments.

     SECTION 6. MISCELLANEOUS. (a) AMENDMENT. (i) This Agreement may be amended from time to time by the Reserve Agent, the Depositor and the Trustee, collectively, with notice to each Rating Agency, but without the consent of any of the Certificateholders, to correct manifest error, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or in any other Transaction Document, as the case may be, or to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel for the Depositor, have a material adverse effect on the Certificateholders.

     (ii) This Agreement may also be amended from time to time by the Reserve Agent, the Depositor and the Trustee, with the consent of Certificateholders with aggregate Fractional Interests representing more than 50% of the Trust, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; PROVIDED, HOWEVER, that no such amendment or waiver described above shall (A) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Certificates then outstanding and PROVIDED, FURTHER, that no such amendment or consent shall be effective unless each Rating Agency delivers written confirmation that such amendment or consent will not cause its then-current rating on any Class of Certificates to be qualified, reduced or withdrawn.

     (b) NOTICES. All communications and notices pursuant hereto to the Depositor, the Reserve Agent and the Trustee shall be in writing and delivered or mailed to it at the appropriate following address:

     If to the Servicer:       Premier Auto Finance, Inc.
                               230 West Monroe Street
                               Chicago, Illinois 60606
                               Attention:  Charles Bradford Wolfe

     If to the Depositor:      Dealer Auto Receivables Corp.
                               230 West Monroe Street
                               Chicago, Illinois 60606
                               Attention:  Charles Bradford Wolfe

     If to the Trustee:        [_______________________]
                               [_______________________]
                               [_______________________]
                               Attention: [___________________]

     If to the Reserve Agent:  [_______________________]
                               [_______________________]
                               [_______________________]
                               Attention: [___________________]

     If to the Seller:         Premier Auto Finance, L.P.
                               230 West Monroe Street
                               Chicago, Illinois  60606
                               Attention:  Charles Bradford Wolfe

     If to Moody's:            Moody's Investors Service
                               99 Church Street
                               New York, New York  10007
                               Attention:  ABS Monitoring Department

     If to Standard & Poor's: Standard & Poor's Ratings Services, a
                              division of The McGraw Hill Company,
                              25 Broadway
                              New York, New York  10004
                              Attention:  Asset Backed Securities Surveillance

or at such other address as the party may designate by notice to the other parties hereto, which notice shall be effective when received.

     All communications and notices pursuant hereto to a Certificateholder shall be in writing and delivered or mailed at the address shown in the Certificate Register.

     (d) MERGER AND INTEGRATION. Except as specifically stated otherwise herein, this Agreement, together with the Pooling and Servicing Agreement, sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement together with the Pooling and Servicing Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

     (e) BENEFIT OF THE AGREEMENT. The Agreement shall be binding upon the parties hereto and their permitted successors and shall be for the direct benefit of each present and future Certificateholder without any further action on the part of any such Certificateholder.

     (f) NONPETITION COVENANT. Notwithstanding any prior termination of this Agreement, each of the parties hereto agrees that it shall not, prior to one year and one day after the Final Scheduled Distribution Date, acquiesce, petition or otherwise invoke or cause the Depositor to invoke the process of the United States of America, any State or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case by or against the Depositor or the Issuer under a Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or the Issuer or all or any part of its property or assets or ordering the winding up or liquidation of the affairs of the Depositor or the Trust. The parties agree that damages will be an inadequate remedy for breach of this covenant and that this covenant may be specifically enforced.

     (g) HEADINGS. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     (h) GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois.

     (i) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                           [signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

                              _______________________, as    Trustee


                              By
                                -------------------------------------------
                              Printed  Name:
                                            -------------------------------
                              Title:
                                    ---------------------------------------


                              DEALER AUTO RECEIVABLES CORP.


                              By
                                -------------------------------------------
                              Printed  Name:
                                            -------------------------------
                              Title:
                                    ---------------------------------------

                              _______________________, as    Reserve Agent


                              By
                                -------------------------------------------
                              Printed  Name:
                                            -------------------------------
                              Title:
                                    ---------------------------------------

                                     EXHIBIT F

                     [Form of Certificate of Servicing Officer]


     The undersigned certifies that s/he is a ___________________ of Premier Auto Finance, Inc., a Delaware corporation (the "SERVICER"), and that as such is duly authorized to execute and deliver this certificate on behalf of the Servicer pursuant to SECTION 7.02 of the Pooling and Servicing Agreement (the "AGREEMENT") dated as of _______ [ ], 2000 by and among Dealer Auto Receivables Corp., as Depositor, the Servicer and ___________, as Trustee of Dealer Auto Receivables Grantor Trust 2000-1 (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

          1. The Monthly Report for the period from ____________ to ___________ attached to this certificate is complete and accurate in accordance with the requirements of SECTIONS 7.01 and 7.02 of the Agreement; and

          2. As of the date hereof, no Servicer Default or event that with notice or lapse of time or both would become a Servicer Default has occurred.

     In Witness Whereof, I have affixed hereunto my signature this ______ day of _____________, 20__.

                                   Premier Auto Finance, Inc.

                                   By
                                     --------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                     Exhibit G

               [Form of Certificate Regarding Repurchased Contracts]

                             Premier Auto Finance, Inc.

                    Certificate Regarding Repurchased Contracts

     The undersigned certifies that he is the [______________] of Premier Auto Finance, Inc., a Delaware corporation (the "SERVICER"), and that as such is duly authorized to execute and deliver this certificate on behalf of the Servicer pursuant to SECTION 9.07 of the Pooling and Servicing Agreement (the "AGREEMENT") dated as of [______________], 2000 by and among Dealer Auto Receivables Corp., as Depositor, the Servicer, [______________], as Trustee of Dealer Auto Receivables Grantor Trust 2000-1 (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

     1. The Contracts on the attached schedule are to be repurchased by the [Depositor/Seller] on the date hereof pursuant to [SECTION 9.05 or
          SECTION 9.07] of the Agreement and [SECTION 5.01 or SECTION 5.02] of the Transfer and Sale Agreement.

     2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to [SECTION 9.06 or SECTION 9.07] of the Agreement, be assigned by the Issuer to the Seller.

     IN WITNESS WHEREOF, I have affixed hereunto my signature this ______ day of
-------------.

                              Premier Auto Finance, Inc.

                              By:
                                 ---------------------------------------
                                   Printed Name:
                                   Title:

                                     EXHIBIT H

                                [List of Contracts]

                                     EXHIBIT I

                   [Form of Monthly Report to Certificateholders]

                    Dealer Auto Receivables Grantor Trust 2000-1

$[______________] [______]% Dealer Auto Receivables Asset- Backed Certificates Class A

$[______________] [______]% Dealer Auto Receivables Asset- Backed Certificates Class B

                                 Monthly Report

                     For the [       ] Distribution Date

A.         Calculation of Available Amounts

           1.       Available Principal (as defined in Article I of the Pooling
                    and Servicing Agreement)                                                $___________

           2.       Available Interest (as defined in Article I of the Pooling
                    and Servicing Agreement)                                                $___________

           3.       Available Amounts (l. plus 2.)                                          $___________

B.         Calculation of Class A Principal Distributable Amount

           1.       Monthly Principal for such Distribution Date multiplied by
                    the Class A Percentage                                                  $___________

           2.       Class A Principal Carryover Shortfall for such Distribution
                    Date                                                                    $___________

           3.       Class A Principal Distributable Amount (the sum of 1 and 2)             $___________

C.         Calculation of Class B Principal Distributable Amount

           1.       Monthly Principal for such Distribution Date multiplied by
                    the Class B Percentage                                                  $___________

           2.       Class B Principal Carryover Shortfall for such Distribution
                    Date                                                                    $___________

           3.       Class B Principal Distributable Amount (the sum of 1 and 2)             $___________

D.         Calculation of Class A Interest Distributable Amount


                                      I-1


           1.       Class A Pass-Through Rate                                               ___%

           2(a).    One-twelfth of the Class A Pass-Through Rate times the
                    Class A Certificate Balance on the immediately preceding
                    Distribution Date, after giving effect to all payments of
                    principal to the Class A Certificateholders and such
                    preceding Distribution Date (or in case of the first
                    Distribution Date on the Class A Initial Certificate
                    Balance) based on a 360-day year of 12 months of 30 days
                    each.                                                                   $___________

           2(b).    Class A Interest Carryover Shortfall                                    $___________

           3.       for such Distribution Date Class A Interest Distributable
                    Amount (sum of 2(a) and 2(b))                                           $___________

E.         Calculation of Class B Interest Distributable Amount

           1.       Class B Pass-Through Rate                                               ___%

           2(a).    One-twelfth of the Class B Pass- Through Rate times the
                    Class B Certificate Balance on the immediately preceding
                    Distribution Date, after giving effect to all payments of
                    principal to the Class B Certificateholders and such
                    preceding Distribution Date (or in case of the first
                    Distribution Date on the Class B Initial Certificate
                    Balance) based on a 360-day year of 12 months of 30 days
                    each.                                                                   $___________

           2(b).    Class B Interest Carryover Shortfall for such Distribution
                    Date                                                                    $___________

           3.       Class B Interest Distributable Amount (sum of 2(a) and
                    2(b))                                                                   $___________

F.        Calculation of Class A Distributable Amount (sum of B.4 and D.3)                  $___________

G.        Calculation of Class B Distributable Amount (sum of C.4 and E.3)                  $___________


H.         Fees


                                      I-2


           1.       The Monthly Servicing Fee for such Distribution Date (1/12 of the product of 1% and the Principal Balance of the
                    Contracts as of the beginning of the related Due Period)                $___________

           2.       Late Payment Penalty Fees for such Distribution Date                    $___________

           3.       Extension Fees for such Distribution Date                               $___________

           4.       Trustee Fee for such Distribution Date excluding expense
                    component [___] of the product of .[ ]% and the Principal
                    Balance of the Contracts as of the beginning of the related
                    Due Period                                                              $___________

I.         Calculation of the Available Reserve Monies for such Distribution
           Date                                                                             $___________

           1.       The amount of funds deposited into the Collection Account
                    pursuant to SECTION 5.05(b) of the Pooling and Servicing
                    Agreement with respect to the related Due Period                        $___________

                        a.       All amounts received by the Trustee or the
                        Servicer with respect to principal and interest on the
                        Contracts, as well as Late Payment Penalty Fees and
                        Extension Fees for the related Due Period                           $___________

                        b.       All Net Liquidation Proceeds                               $___________

                        c.       The aggregate of the Repurchase Prices for
                        Contracts required to be repurchased by the Depositor as
                        described in SECTION 9.06 of the Pooling and Servicing
                        Agreement                                                           $___________

                        d.       The aggregate of the Repurchase Prices for
                        Contracts required to be repurchased by the Servicer as
                        described in SECTION 5.06(f) of the Pooling and
                        Servicing Agreement                                                 $___________



                        e.       All Advances made by Servicer pursuant to
                        SECTION 9.03 of the Pooling and Servicing Agreement                 $___________

                        f.       All amounts paid by the Seller in connection
                        with an optional repurchase of the Contracts described
                        in SECTION 9.07 of the Pooling and Servicing Agreement              $___________

                        g.       All amounts received in respect of interest,
                        dividends, gains, income and earnings on investments of
                        funds in the Trust Accounts as contemplated in SECTION
                        5.05 of the Pooling and Servicing Agreement                         $___________

                        h.       Total amount of funds deposited into the
                        Collection Account pursuant to SECTION 5.05 (the sum of
                        a. through f.)                                                      $___________


           2. The amount of funds permitted to be withdrawn from the Collection Account pursuant to clauses (i) through (iii) of
                    SECTION 9.04(b) of the Pooling and Servicing Agreement with respect to the related Due Period

                        a.       Amounts to be paid to the Servicer as the
                        Reimbursement Amount in accordance with SECTION
                        9.04(b)(i) of the Pooling and Servicing Agreement                   $___________

                        b.       Amounts to be paid to the Servicer in respect
                        to the Servicing Fee for the related Due Period                     $___________

                        c.       Amounts to be paid to the Trustee in respect
                        of the Trustee Fee for the related Due Period                       $___________

                        d.       Total amount of funds permitted to be
                        withdrawn from the Collection Account pursuant to
                        clauses (i) through (iii) of SECTION 9.04(b) of the
                        Pooling and Servicing Agreement with respect to the
                        related Due Period (sum of a. through c.)                           $___________


                                      I-4


          3.        The Available Interest (not including amounts from Reserve
                    Fund Account) for such Distribution Date available to pay
                    the Class A Certificate Interest Distributable Amount and
                    the Class B Certificate Interest Distributable Amount                   $___________

          4.        Available Interest and Available Principal (not including
                    amounts from Reserve Fund Account) for such Distribution
                    Date available to pay the Class A Certificate Principal
                    Distributable Amount and the Class B Certificate Principal
                    Distributable Amount                                                    $___________

J.        1.        The shortfall of Available Interest for such Distribution
                    Date to pay the Class A Certificate Interest Distributable
                    Amount and the Class B Certificate Interest Distributable
                    Amount                                                                  $___________

          2.        The shortfall of Available Principal for such Distribution
                    Date to pay the Certificate Principal Distributable Amount
                    (the Available Principal for such Distribution Date minus the
                    Certificate Principal Distributable Amounts as set forth in
                    B and C.)                                                               $___________

K.        The amount to be withdrawn from the Reserve Fund on such Distribution
          Date to cover the Class A Certificate Interest Distributable Amount               $___________

L.        The amount to be withdrawn from the Reserve Fund on such Distribution
          Date to cover the Class B Certificate Interest Distributable Amount               $___________

M.        The amount to be withdrawn from the Reserve Fund on such Distribution
          Date to cover the Class A Certificate Principal Distributable Amount              $___________

N.        The amount to be withdrawn from the Reserve Fund on such Distribution
          Date to cover the Class B Certificate Principal Distributable Amount              $___________

O.        Interest Earnings on the Reserve Fund.                                            $___________

P.        The amount on deposit in the Reserve Fund after giving effect to
          deposits and withdrawals therefrom on such Distribution Date                      $___________

Q.        The Specified Reserve Fund Amount for such Distribution Date will be
          an amount equal to [______________]                                               $___________

R.        The Pool Factor

          1.        The Class A Certificate Factor immediately before such
                    Distribution Date                                                       $___________

          2.        The Class B Certificate Factor immediately before such
                    Distribution Date                                                       $___________

          3.        The Class A Certificate Factor immediately after such
                    Distribution Date                                                       $___________


                                      I-5


          4.        The Class B Certificate Factor immediately after such
                    Distribution Date                                                       $___________

          5.        The Class A Pool Factor immediately before such Distribution
                    Date                                                                    $___________

          6.        The Class B Pool Factor immediately before such Distribution
                    Date                                                                    $___________

          7.        The Class A Pool Factor immediately after such Distribution
                    Date                                                                    $___________

          8.        The Class B Pool Factor immediately after such Distribution
                    Date                                                                    $___________

S.        Delinquent Contracts

          1.        31-59 Days                    #______                                   $___________

          2.        60-89 Days                    #______                                   $___________

          3.        90 or More Days               #______                                   $___________


T.        Defaulted Contracts

          1.        Total Defaulted Contracts     #______                                   $___________

          2.        Identity (attach)

          3.        Liquidation proceeds for the Due Period                                 $___________

          4.        Liquidation expenses for the Due Period                                 $___________

          5.        Net Liquidation Proceeds for the Due Period                             $___________

          6.        Net Liquidation Losses for the Due Period                               $___________


U.        Advances

          1.        Unreimbursed Advances prior to such Distribution Date                   $___________


                                      I-6


          2.        Amount paid to Servicer on such Distribution Date to
                    reimburse Servicer for such unreimbursed Advances                       $___________

          3.        Amount of Delinquent Interest for such Distribution Date                $___________

          4.        Amount of new Advances on such Distribution Date (if such
                    amount is less than the amount of Delinquent Interest,
                    attach the certificate required by SECTION 8.03 of the
                    Pooling and Servicing Agreement)                                        $___________

          5.        Total of unreimbursed Advances after new Advances on such
                    Distribution Date                                                       $___________

V.        Repurchased Contracts

          1.        Number of Contracts to be repurchased by the Seller pursuant to SECTIONS 9.06 and 9.07 of the Pooling and Servicing
                    Agreement                                                               $___________

          2.        Principal Amount of such Contracts                                      $___________

          3.        Related Repurchase Price of such Contracts                              $___________

W.        Contracts

          1.        Number of Contracts as of beginning of Due Period                       $___________

          2.        Principal Balance of Contracts as of beginning of Due
                    Period                                                                  $___________

          3.        The weighted average Contract Rate of the Contracts as of
                    the beginning of the Due Period                                         $___________

          4.        The weighted average remaining term to maturity of the
                    Contracts as of the beginning of the Due Period                         $___________

          5.        Number of Contracts as of end of Due Period                             $___________

          6.        Principal Balance of Contracts as of end of Due Period                  $___________


                                      I-7


          7.        The weighted average Contract Rate of the Contracts as
                    of the end of the Due Period                                            $___________

          8.        The weighted average remaining term to maturity of the
                    Contracts as of the end of the Due Period                               $___________

                                      EXHIBIT J

                     [Seller's Representations and Warranties]

     REPRESENTATIONS AND WARRANTIES REGARDING EACH CONTRACT. The Seller represents and warrants as to each Contract as of the Closing Date that:

          (a) LIST OF CONTRACTS. The information set forth in the List of Contracts is true, complete and correct in all material respects as of the Cutoff Date.

          (b) PAYMENTS. As of the Cutoff Date, the most recent scheduled payment with respect to any Contract either had been made or was not delinquent for more than 30 days. To the best of the Seller's knowledge, all payments made on each Contract were made by or on behalf of the respective Obligor.

          (c) NO WAIVERS. As of the Closing Date, the terms of the Contracts have not been waived, altered or modified in any respect, except by instruments or documents included in the related Contract File.

          (d) BINDING OBLIGATION. Each Contract is a valid and binding payment obligation of the Obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by insolvency, bankruptcy, moratorium, reorganization, or other similar laws affecting the enforcement of creditors' rights generally.

          (e) NO DEFENSES. No Contract is subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of such Contract or the exercise of any right thereunder will not render the Contract unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted or threatened with respect thereto.

          (f) INSURANCE. Each Contract requires the related Obligor to maintain physical damage insurance (i) in an amount not less than the value of the Financed Vehicle at the time of origination of the Contract, (ii) naming the Seller as a loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks covered by comprehensive coverage, and all premiums due on such insurance have been paid in full from the date of the Contract's origination.

          (g) ORIGINATION. Each Contract was originated by a retailer of new or used automobiles or other third party that finances the sale of new or used motor vehicles in the ordinary course of its business which dealer or third party had all necessary licenses and permits to originate the Contracts in the state where such dealer or third party was located, was fully and properly executed by the parties thereto, and has been purchased by the Seller in the regular course of its business or directly originated by the Seller in the ordinary course of its business. To the best of the Seller's knowledge, each Contract was sold by such dealer or other third party to the Seller without any fraud on the part of such dealer or third party.

          (h) LAWFUL ASSIGNMENT. No Contract was originated in or is subject to the laws of any jurisdiction whose laws would make the sale, transfer and assignment of the Contract under this Agreement or under the Pooling and Servicing Agreement unlawful, void or voidable.

          (i) COMPLIANCE WITH LAW. None of the Contracts, the origination of the Contracts by the dealers or other third parties, the purchase of the Contracts by the Seller, the sale of the Contracts by the Seller to the Depositor or by the Depositor to the Issuer, or any combination of the foregoing, violated at the time of origination or as of the Closing Date any requirement of any federal, state or local law and regulations thereunder, including, without limitation, usury, truth in lending, motor vehicle installment loan and equal credit opportunity laws, applicable to the Contracts and the sale of the Financed Vehicles. The Seller shall, for at least the period of this Agreement, maintain in its possession, available for the Depositor's and the Trustees' inspection, and shall deliver to the Depositor or the Trustee upon demand, evidence of compliance with all such requirements.

          (j) CONTRACT IN FORCE. As of the Closing Date, no Contract has been satisfied or subordinated in whole or in part or rescinded, and the related Financed Vehicle securing any Contract has not been released from the lien of the Contract in whole or in part.

          (k) VALID SECURITY INTEREST. Each Contract creates a valid, subsisting and enforceable first priority perfected security interest in favor of the Seller in the Financed Vehicle covered thereby, and such security interest has been assigned by the Seller to the Depositor. The original certificate of title, certificate of lien or other notification (the "LIEN CERTIFICATE") issued by the body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon (the "REGISTRAR OF TITLES") of the applicable state to a secured party which indicates the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title, and the original certificate of title for each Financed Vehicle, show, or if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle the Lien Certificate will be received within 180 days of the Closing Date and will show, the Seller as original secured party under each Contract as the holder of a first priority security interest in such Financed Vehicle. With respect to each Contract for which the Lien Certificate has not yet been returned from the Registrar of Titles, the Seller has received written evidence from the related dealer or other third party that such Lien Certificate showing the Seller as lienholder has been applied for.

          (l) CAPACITY OF PARTIES. All parties to any Contract had capacity to execute such Contract and all other documents related thereto and to grant the security interest purported to be granted thereby.

          (m) GOOD TITLE. Each Contract was originated by the Seller or purchased by the Seller for value and taken into possession prior to the Cutoff Date in the ordinary course of its business, without knowledge that the Contract was subject to a security interest. No Contract has been sold, assigned or pledged to any person other than the

     Depositor and the Issuer as the transferee of the Depositor, and prior to the transfer of the Contract to the Depositor, the Seller had good and marketable title to each Contract free and clear of any encumbrance, equity, loan, pledge, charge, claim or security interest and was the sole owner thereof and had full right to transfer the Contract to the Depositor and to permit the Depositor to transfer the same to the Issuer, and, as of the Closing Date, the Issuer will have a first priority perfected security interest therein.

          (n) NO DEFAULTS. As of the Cutoff Date, no default, breach, violation or event permitting acceleration existed with respect to any Contract and no event had occurred which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Contract. The Seller has not waived any such default, breach, violation or event permitting acceleration. As of the Cutoff Date, no Financed Vehicle had been repossessed.

          (o) NO LIENS. As of the Closing Date there are no liens or claims which have been filed for work, labor, materials or unpaid taxes affecting the Financed Vehicle securing any Contract which are or may be liens prior to, or equal with, the lien of such Contract.

          (p) ENFORCEABILITY. Each Contract contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Financed Vehicle of the benefits of the security.

          (q) ONE ORIGINAL. Each Contract is evidenced by only one original executed Contract, which original is being held by the Servicer as custodian.

          (r) NO GOVERNMENT CONTRACTS. No Obligor is the United States or any State government or an agency, authority, instrumentality or other political subdivision of the United States government or any state government or municipality.

          (s) OBLIGOR BANKRUPTCY. At the Cutoff Date, no Obligor was subject to a bankruptcy proceeding or other insolvency proceeding.

          (t) CHATTEL PAPER. The Contracts constitute chattel paper within the meaning of the UCC as in effect in the State of Illinois.

          (u) NO IMPAIRMENT. Neither the Seller nor the Depositor has done anything to convey any right to any Person that would result in such Person having a right to payments due under the Contract or otherwise to impair the rights of the Issuer in any Contract or the proceeds thereof.

          (v) CONTRACT NOT ASSUMABLE. No Contract is assumable by another Person in a manner which would release the Obligor thereof from such Obligor's obligations to the Depositor with respect to such Contract.

          (w) OBLIGOR LOCATION. Each Contract is a U.S. dollar-denominated obligation and each Obligor's billing address is located in one of the states of the United States, the District of Columbia or Puerto Rico.

          (x) LOCKBOX BANK. The Lockbox Bank is the only institution holding any Lockbox Account for receipt of payments from Obligors, and all Obligors, and only such Obligors, have been instructed to make payments to the Lockbox Account, and no person claiming through or under Seller has any claim or interest in the Lockbox or the Lockbox Account other than the Lockbox Bank; provided, however, _______________, shall have an interest in certain other collections therein not related to the Contracts.

     REPRESENTATIONS AND WARRANTIES REGARDING THE CONTRACTS IN THE AGGREGATE. The Seller represents and warrants as of the Closing Date that:

          (a) AMOUNTS. The sum of the aggregate Principal Balances payable by Obligors under the Contracts as of the Cutoff Date equals the sum of the principal balance of the Certificates on the Closing Date.

          (b) CHARACTERISTICS. The Contracts have the following characteristics:
     (i) all the Contracts are secured by Financed Vehicles; (ii) no Contract has a remaining maturity of less than ___ months or more than __ months;
     (iii) no Contract had an original term to maturity of less than ___ months or more than ___ months; (iv) the final scheduled payment on the Contract with the latest maturity is due no later than ____________ 20__; (v) each Contract is a fully-amortizing fixed rate Simple Interest Contract; and
     (vi) each Contract had a remaining Principal Balance of no less than $______ and no more than $______. Approximately _____% of the Principal Balance of the Contracts as of the Cutoff Date is attributable to loans for purchases of new Financed Vehicles and approximately _____% is attributable to loans for purchases of used Financed Vehicles. No Contract has a Contract Rate of less than ___%. No Contract was originated after the Cutoff Date. No Contract has a Contract Rate less than ____%. The first scheduled Distribution Date of the Contracts is due no later than
     _____________.

          (c) MARKING RECORDS. As of the Closing Date, the Seller has caused the Computer Disk relating to the Contracts sold under the Transfer and Sale Agreement and concurrently reconveyed by the Depositor to the Issuer to be clearly and unambiguously marked to indicate that such Contracts constitute part of the Trust Corpus, are owned by the Issuer.

          (d) NO ADVERSE SELECTION. No selection procedures adverse to Certificateholders have been employed in selecting the Contracts.

          (e) TRUE SALE. The transaction contemplated by this Agreement constitutes a valid sale, transfer and assignment from the Seller to the Depositor and from the Depositor to the Issuer of all of the Seller's right, title and interest in the Contract Assets as of the Closing Date or creates a first priority security interest in the Contract Assets for the benefit of the Issuer as of the Closing Date.

          (f) ALL FILINGS MADE. All filings (including, without limitation, UCC filings) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Trustees a first priority perfected lien on, or ownership interest in, the Contracts and the proceeds thereof have been made, taken or performed.

     REPRESENTATIONS AND WARRANTIES REGARDING THE CONTRACT FILES.   The Seller
represents and warrants as of the Closing Date that:

          (a) POSSESSION. Immediately prior to the Closing Date, the Servicer will have possession of each original Contract and the related complete Contract File, and there are and there will be no custodial agreements relating to the same in effect. Each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. All blanks on any form have been properly filled in and each form has otherwise been correctly prepared. The complete Contract File for each Contract currently is in the possession of the Servicer.

          (b) BULK TRANSFER LAWS. The transfer, assignment and conveyance of the Contracts and the Contract Files by the Seller pursuant to the Transfer and Sale Agreement and by the Depositor pursuant to the Pooling and Servicing Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

                                     EXHIBIT K

                        [Form of Yield Supplement Agreement]

                                   EXHIBIT L


                         [Lockbox Bank and Lockbox Account]

                                      LOCKBOX


                                    LOCKBOX BANK